                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            PAINE WEBBER GROUP INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            PAINE WEBBER GROUP INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                                  Common Stock
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1
                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                      N/A
- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
  /1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                            Paine Webber Group Inc.
                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                                                April [  ], 1994

To the Stockholders of Paine Webber Group Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paine Webber Group Inc. ("PW") will be held on Thursday, May 5, 1994, at 10:00 a.m., in the PaineWebber Building, 1000 Harbor Boulevard, Weehawken, New Jersey 07087, to consider and vote upon the following matters:

      1. The election of 4 directors to the Board of Directors to hold office for a term of 3 years.

      2. The approval to amend the Restated Certificate of Incorporation of PW to increase the number of shares of common stock, par value $1.00 per share (the "PW Common Stock"), of PW authorized for issuance from 100,000,000 shares to 200,000,000 shares.

      3.  The approval of the 1994 Non-Employee Directors' Stock Plan.

      4.  The approval of the 1994 Executive Incentive Compensation Plan.

      5.  The approval of the 1994 Executive Stock Award Plan.

      6. The ratification of the selection by the Board of Directors of Ernst & Young as PW's independent public accountants for the 1994 fiscal year.

      7. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Holders of PW Common Stock of record at the close of business on March 17, 1994 are entitled to notice of and to vote as set forth in the Proxy Statement at the Annual Meeting and any adjournment thereof.

                                             By order of the Board of Directors,

                                                     Theodore A. Levine
                                                     Secretary

1285 Avenue of the Americas
New York, New York 10019

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                            PAINE WEBBER GROUP INC.

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                                PROXY STATEMENT

To the holders of Paine Webber Group Inc. Common Stock:

                            SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to the stockholders of Paine Webber Group Inc., a Delaware corporation ("PW" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of PW (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held on Thursday, May 5, 1994, at 10:00 a.m., in the PaineWebber Building, 1000 Harbor Boulevard, Weehawken, New Jersey 07087 (the "Annual Meeting"), and at any adjournment or postponement thereof. The Annual Report of PW, including the financial statements for the fiscal year ended December 31, 1993, is being furnished to stockholders together with this Proxy Statement, and mailing to stockholders is expected to begin on or about April [ ], 1994.

     Each stockholder is encouraged to vote on all the matters to be acted upon at the Annual Meeting by marking the enclosed Proxy Card as desired. If properly executed and received in time for the meeting, the Proxy Card will be voted in accordance with the choices specified. Where a signed Proxy Card is returned, but a choice is not made, the shares will be voted FOR (i) the election as directors of PW of the persons named under "Election of Directors" in this Proxy Statement, (ii) the approval to amend the Company's Restated Certificate of Incorporation to increase the number of shares of PW Common Stock authorized for issuance from 100,000,000 shares to 200,000,000 shares, (iii) the approval of the 1994 Non-Employee Directors' Stock Plan, (iv) the approval of the 1994 Executive Incentive Compensation Plan, (v) the approval of the 1994 Executive Stock Award Plan, and (vi) the ratification of the selection of Ernst & Young as PW's independent public accountants for the 1994 fiscal year. If any other business is brought before the meeting (which management does not expect to occur), the shares will be voted in accordance with the judgment of the proxies voting them.

     The execution of a Proxy Card will not affect a stockholder's right to attend the Annual Meeting and vote in person. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of PW an instrument revoking it or a duly executed Proxy Card bearing a later date.

     All expenses involved in the solicitation of proxies by the Board of Directors will be paid by PW and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to the beneficial owners of shares of PW Common Stock. The solicitation of proxies will occur primarily by mail but may include telephone or oral communications by regular employees of PW and PW's major operating subsidiaries, PaineWebber Incorporated ("PWI") and Mitchell Hutchins Asset Management Inc., acting without special compensation.

                        VOTE AND PRINCIPAL STOCKHOLDERS

     UNLESS OTHERWISE NOTED, ALL PW COMMON STOCK AND PER SHARE DATA DISCLOSED IN THIS PROXY STATEMENT HAVE BEEN RETROACTIVELY ADJUSTED TO REFLECT THE THREE-FOR-TWO PW COMMON STOCK SPLIT IN THE FORM OF A 50% STOCK DIVIDEND EFFECTIVE MARCH 10, 1994.

     As of the close of business on March 17, 1994 (the "Record Date"), there
were outstanding [          ] shares of PW Common Stock, par value $1.00 per
share (excluding treasury shares). The PW Common Stock is entitled to one vote for each share held by the stockholder of record on the Record Date.

     The presence, in person or by proxy, of a majority of the outstanding shares of PW Common Stock is required for a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as hereinafter defined) are counted for purposes of determining the presence or absence of a quorum. The affirmative vote of the holders of a majority of the shares of PW Common Stock present in person or by proxy at the Annual Meeting is necessary for the election as directors of PW of the persons named under "Election of Directors" in this Proxy Statement, the approval of the various compensation plans discussed herein, and the ratification of the selection of Ernst & Young as PW's independent public accountants for the 1994 fiscal year. Abstentions from voting on the election of directors, the approval of the various compensation plans and the ratification of the selection of the independent public accountants will have the same effect as a vote against such matter. Broker non-votes on the foregoing matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

     The affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon is necessary for the approval to amend the Company's Restated Certificate of Incorporation to increase the number of shares of PW Common Stock authorized for issuance. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the amendment.

     As of the Record Date, PWI held of record for approximately [     ] of its
customers, including officers and directors of the Company, [          ] shares
of PW Common Stock (constituting approximately [ ]% of the then outstanding shares of PW Common Stock).

     The following table sets forth certain information regarding each person or group known to the Company to own beneficially more than 5% of any class of PW's voting stock as of December 31, 1993.*

                                                                  AMOUNT AND NATURE
                                 NAME AND ADDRESS                   OF BENEFICIAL       PERCENT OF
        TITLE OF CLASS           OF BENEFICIAL OWNER                  OWNERSHIP           CLASS
- ------------------------------   ------------------------------   -----------------     ----------
Common Stock                     FMR Corp.                            6,334,620(1)         8.22%
                                 82 Devonshire Street
                                 Boston, Massachusetts 02107

                                 The Yasuda Mutual Life               7,500,000(2)(3)      9.74%
                                 Insurance Company,
                                 9-1, Nishishinjuku
                                 1-chome, Shinjuku-ku,
                                 Tokyo 160 Japan

- ------------------

(1) According to a Schedule 13G filed as of December 31, 1993 with the Securities and Exchange Commission, the amount and nature of beneficial ownership was supplied by FMR Corp. and Edward C. Johnson, 3d (who owns 34% of the outstanding voting common stock of FMR Corp.). The Schedule 13G indicates that 6,043,320 shares of PW Common Stock are held by mutual funds for which a wholly owned subsidiary of FMR Corp., Fidelity Research and Management Company ("Fidelity"), serves as the investment adviser. Mr. Johnson and FMR Corp., through their control of Fidelity and the mutual funds, each has sole power to dispose of these 6,043,320 shares, but neither has the power to vote or direct the vote of these shares. In addition, Fidelity Management Trust Company ("FMT"), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 280,800 shares of PW Common Stock as a result of serving as an investment manager for certain accounts. FMR Corp., through its control of FMT, has sole dispositive power over 280,800 shares and sole power to vote or direct the voting of 138,900 shares. In addition, a partnership controlled by Mr. Johnson and his family owns 48.90% of the shares of another investment adviser that has sole dispositive power over 10,500 shares of PW Common Stock.

(2) On April 1, 1993, The Yasuda Mutual Life Insurance Company ("Yasuda") converted 5,000,000 shares of the Company's Cumulative Participating Convertible Voting Preferred Stock, Series A (the "Series A Preferred Stock") into 7,500,000 shares of PW Common Stock. On August 5, 1993, PW repurchased Yasuda's remaining 2,758,632 shares of Series A Preferred Stock for $75,862,380. Pursuant to the Amended Investment Agreement dated as of November 3, 1992, between Yasuda and PW (the "Investment Agreement"), Yasuda has agreed to vote its shares with respect to certain matters either in accordance with the recommendations of PW's Board of Directors or in the same proportion as PW's unaffiliated holders of voting securities. In connection with this year's Annual Meeting, this voting agreement will apply to the election of directors, the approval to amend PW's Restated Certificate of Incorporation and the ratification of the selection of Ernst & Young as PW's independent public accountants.

(3) The Company provides Yasuda with brokerage, investment banking and other services. These transactions are in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons.
- ------------------
  * The table above does not include 7,505,261 shares of PW Common Stock (9.74% of class outstanding) held, as of December 31, 1993, by a trustee under the Company's Savings Investment Plan for the benefit of the Company's individual employees.

                            I. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders. The class whose term will expire at the Annual Meeting consists of four directors. Management proposes the election of the nominees named hereafter to hold office for a term of 3 years, ending at the 1997 Annual Meeting. Each of the nominees is currently a director of PW. The eight remaining directors will continue to serve in accordance with their previous election. In the event any nominee is unable or declines to serve, which the Board does not anticipate, it is intended that the proxies will be voted for the balance of those named and for such substitute nominee(s) as the Nominating Committee of the Board may designate, unless the Board has taken prior action to reduce its membership.

               INFORMATION CONCERNING THE NOMINEES AND DIRECTORS
           THE FOLLOWING INFORMATION IS PROVIDED CONCERNING DIRECTORS
            OF PW, INCLUDING THE NOMINEES FOR ELECTION AS DIRECTORS.

                               ------------------

                       NOMINEES FOR TERM EXPIRING IN 1997

     E. GARRETT BEWKES, JR., 67, has been a consultant to PW since February 15, 1989. Prior thereto he was the Chairman of the Board, President and Chief Executive Officer of American Bakeries Company from 1982 to December 23, 1988. Mr. Bewkes is also Chairman of the Board and a director or trustee of PaineWebber Cashfund, Inc., PaineWebber America Fund, PaineWebber Atlas Fund, PaineWebber Olympus Fund, PaineWebber Managed Investments Trust, PaineWebber Managed Municipal Trust, PaineWebber Investment Series, PaineWebber Municipal Series, PaineWebber Master Series, Inc., PaineWebber Series Trust, PaineWebber Regional Financial Growth Fund Inc., Global Income Plus Fund, Inc., PaineWebber Mutual Fund Trust, PaineWebber RMA Money Fund, Inc., PaineWebber RMA Tax-Free Fund, Inc., PaineWebber Managed Asset Trust, All-American Term Trust Inc., PaineWebber Premier Insured Municipal Income Fund Inc., PaineWebber Premier Intermediate Tax-Free Income Fund Inc., PaineWebber Premier High Income Trust Inc., PaineWebber Securities Trust, Global Small Cap Fund Inc., Global High Income Dollar Fund Inc., 2002 Target Term Trust Inc., Triple A and Government Series-1995, Inc., Triple A and Government Series-1997, Inc., PaineWebber Premier Tax-Free Income Fund Inc. and Strategic Global Income Fund, Inc. Mr. Bewkes is currently a director of Interstate Bakeries Corporation. Mr. Bewkes became a director of PW in 1987.

     YOZO FUJISAWA, 64, is a Deputy President and the Chief Investment Officer of Yasuda, whose principal business is underwriting and marketing life insurance. Mr. Fujisawa has been a Deputy President of Yasuda since April 1991 and Chief Investment Officer since April 1989. Mr. Fujisawa was a Senior Managing Director of Yasuda from April 1988 to March 1991 and a Managing Director from June 1983 to April 1988. Mr. Fujisawa became a director of PW in 1989.

     EDWARD RANDALL, III, 67, is a private investor. He was associated with Duncan, Cook & Co. (financial services) from 1985 to July 14, 1990. He was the Chairman of the Board of Rotan Mosle Financial Corp. from 1977 to August 1985 and was Chief Executive Officer from 1977 to January 1984. Mr. Randall is also a director of American Oil and Gas Company and Enron Oil & Gas Company. Mr. Randall became a director of PW in 1983.

     KYOSAKU SORIMACHI, 61, is a Managing Director and General Manager, International Investment Department of Yasuda. He has been a Managing Director of Yasuda since April 1987, General Manager, International Investment Department, since June 1983 and a Senior Managing Director of Yasuda since April, 1993. Mr. Sorimachi became a director of PW in 1987.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                             TERM EXPIRING IN 1995

     JOHN A. BULT, 57, has been the Chairman of the Board of PaineWebber International Inc. since May 1990. He was President of PaineWebber International Inc. (previously PaineWebber Mitchell Hutchins International Inc.) from 1980 to May 1990. Mr. Bult is also a director of

The Germany Fund, Inc., The New Germany Fund, Inc., The Future Germany Fund, Inc., The Brazilian Equity Fund, Inc., The Greater China Fund, Inc. and The France Growth Fund, Inc. Mr. Bult became a director of PW in 1986.

     PAUL B. GUENTHER, 53, is the President of PWI. He became President of PWI in December 1988 and was Executive Vice President and Chief Administrative Officer of PWI from May 1984 to December 1988. Mr. Guenther became a director of PW in 1986.

     ROBERT M. LOEFFLER, 70, is a retired attorney and was Of Counsel to the law firm of Wyman, Bautzer, Kuchel & Silbert from August 1, 1987 to March 15, 1991. He was Chairman of the Board, President and Chief Executive Officer of Northview Corporation from January, 1987 to December, 1987 and a partner in the law firm of Jones, Day, Reavis & Pogue until December, 1986. Mr. Loeffler has been a director of PW since 1978.

     HENRY ROSOVSKY, 66, is the Lewis P. and Linda L. Geyser University Professor at Harvard University. From 1973 to June 1984 he served as Dean of the Faculty of Arts and Sciences at Harvard University. Mr. Rosovsky is also a director of Corning, Inc. and The Japan Fund, Inc. Mr. Rosovsky became a director of PW in 1984.

                             TERM EXPIRING IN 1996

     DONALD B. MARRON, 59, is the Chairman of the Board of Directors and Chief Executive Officer of PW. He has been Chairman of the Board of PW since July 1981 and Chief Executive Officer since June 1980. Mr. Marron was President of PW from July 1977 to March 1, 1988. Mr. Marron is also Chairman of the Board and Chief Executive Officer of PWI. Mr. Marron became a director of PW in 1977.

     T. STANTON ARMOUR, 70, has been a private investor since October 1983 and was a financial consultant to PW from September 1980 to September 1983. Mr. Armour became a director of PW in 1977.

     JOHN E. KILGORE, JR., 73, is a private investor and was Chairman of the Board of Directors and Chief Executive Officer of Cambridge Royalty Company (oil and gas) until September 1986. Mr. Kilgore is also a director of Global Natural Resources, Inc. Mr. Kilgore became a director of PW in 1975.

     JOSEPH J. GRANO, JR., 46, is the President of Retail Sales and Marketing for PWI (a position he has held since February 29, 1988). Mr. Grano is also a director or trustee of PaineWebber Atlas Fund, PaineWebber America Fund, PaineWebber Olympus Fund, PaineWebber Managed Investments Trust, PaineWebber Master Series, Inc., PaineWebber Managed Municipal Trust, PaineWebber Investment Series, PaineWebber Mutual Fund Trust, PaineWebber Municipal Series, PaineWebber RMA Money Fund, Inc., PaineWebber RMA Tax-Free Fund, Inc., PaineWebber Cashfund, Inc., PaineWebber Series Trust, PaineWebber Regional Financial Growth Fund Inc., PaineWebber Managed Assets Trust, Global Income Plus Fund, Inc., and Strategic Global Income Fund, Inc. Mr. Grano became a director of PW in 1993.

     In addition to the foregoing, Norikazu Okamoto, the Chairman of Yasuda, serves as a non-voting senior advisor to the Board of Directors of PW.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Executive Committee meets to act on matters when the Board is not in session. Members of this Committee are Messrs. Marron (chairman), Armour, Bewkes, Kilgore and Loeffler, and it met four times during fiscal 1993.

     The Audit Committee reviews internal and external audit procedures of the Company. Members of this Committee are Messrs. Loeffler (chairman), Armour, Kilgore, Rosovsky and Sorimachi, and it met five times during fiscal 1993.

     The Nominating Committee recommends (i) nominees for the Board of Directors as well as committees of the Board, and (ii) senior officers of the Company. Members of this Committee are Messrs. Kilgore (chairman), Armour, Bewkes and Rosovsky, and it met six times in fiscal 1993. The Nominating Committee also considers nominees for the Board of Directors recommended by stockholders. Those wishing to submit recommendations should write to the Secretary of PW at 1285 Avenue of the Americas, New York, New York 10019. PW's By-Laws require that written notice of the intent to make a nomination at a meeting of stockholders must be received by the Secretary of PW not later than
(i) 90 days in advance of an annual meeting of stockholders, or (ii) the close of business on the seventh day following the date on which notice of a special meeting of stockholders for the election of directors is first given to stockholders. The notice must contain: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of PW's stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each proposed nominee been nominated by the Board of Directors; and (v) the consent of each proposed nominee to serve as a director of PW if so elected.

     The Compensation Committee is responsible for establishing and administering the compen-sation program of, among others, the key policy making executive officers of the Company, some of whom are also directors of PW, and approves and periodically evaluates generally applicable employee benefit plans of PW. Members of this committee are Messrs. Bewkes (who became chairman on November 3, 1993) and Loeffler, and it met seven times in fiscal 1993. Mr. Armour served as a member of this committee and as its chairman until November 3, 1993.

     The Board of Directors of PW met five times during fiscal 1993. During his tenure on the Board in fiscal 1993, each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of meetings held by all committees of the Board of Directors on which he served except Messrs. Fujisawa, Rosovsky and Sorimachi.

CERTAIN ARRANGEMENTS WITH DIRECTORS

     Pursuant to the Investment Agreement between Yasuda and PW, Messrs. Fujisawa and Sorimachi were designated by Yasuda and elected to the PW Board of Directors. PW has agreed that so long as Yasuda owns directly or indirectly a specified minimum investment in PW, it will use its best efforts to cause at least one-sixth of its Board of Directors to consist of persons designated by Yasuda.

COMPENSATION OF DIRECTORS

     During 1993, directors who were not employees of the Company were paid $32,500 annually. In addition, directors who were not employees of the Company were paid $1,200 for each meeting of the Board of Directors and committees thereof which they attended, plus reasonable expenses relating to attendance at such meetings. The chairman of each committee received compensation at a rate of $5,000 per year. Effective January 1, 1994, the annual rate of compensation to directors who are not employees of the Company was increased to $40,000, and the rate of compensation to the chairman of each committee was increased to $15,000 per year. There was no change in the amount paid for meetings attended.

     The Company has a deferred compensation plan for non-employee directors. Under the plan, non-employee directors may elect prior to January 1 of any year to defer any or all of their compensation. Directors' deferred compensation accounts will be credited as of December 31 each year with interest based on the average quarterly balance during the year at a rate equal to the average of the applicable U.S. Treasury Bill rate during each such quarter. Deferred amounts are payable to a director in a lump sum on the February 1st following the plan year in which he ceases to be a director.

     The Company also has a retirement plan for non-employee directors. Directors who have completed five or more years of credited service or whose termination follows a change of control are eligible for retirement benefits under this plan. Following their termination, eligible directors will receive an annual retirement benefit equal to the annual retainer in effect on the date the directors' service terminates for a period of time based on the length of their credited service. In the event a director dies while serving as a director, a death benefit will be paid to the director's beneficiaries in the same amount as would have been payable in the event of retirement. In addition, non-employee directors may participate in the Company's medical plans that are available to all employees.

     In addition to the foregoing amounts, the Board of Directors has adopted, and the stockholders of the Company are being requested to approve at the Annual Meeting, the 1994 Non-Employee Directors' Stock Plan pursuant to which directors of the Company who are not executive officers will be eligible to receive periodic grants of stock options and PW Common Stock, and to defer some or all of their directors' fees in an unfunded deferred compensation account denominated and payable in shares of PW Common Stock. For a general discussion of the terms of this plan, see "III. Approval of the 1994 Non-Employee Directors' Stock Plan" below.

     E. Garrett Bewkes, Jr. is an independent consultant to PWI and was paid $161,506 for his services during 1993. Mr. Bewkes provides advice to the Company in connection with investment banking, mergers and acquisitions, corporate strategic planning, PWI's equity investments in operating businesses, and origination of investment opportunities.

SECURITY OWNERSHIP

     The following table sets forth the number of shares of PW Common Stock held beneficially by each nominee and director, each executive officer named in the Summary Compensation Table below and all nominees, directors and executive officers of PW as a group. Shares owned are stated as of February 12, 1994, as of which date there were outstanding 77,620,414 shares of PW Common Stock. All shares are held directly by the persons shown with sole voting and dispositive power, unless indicated otherwise.

                                                                 SHARES OF PW COMMON STOCK
            NAME                                                 OWNED BENEFICIALLY (1)(2)
            ----                                                 --------------------------
    T. Stanton Armour (2).....................................              126,075
    E. Garrett Bewkes, Jr.....................................               13,048
    John A. Bult (4)..........................................               66,491
    Regina A. Dolan (4)(5)....................................               62,462
    Lee Fensterstock (2)(4)...................................              269,860
    Yozo Fujisawa.............................................                  -0-
    Joseph J. Grano, Jr. (3)..................................              381,248
    Paul B. Guenther (2)(3)(4)(5).............................            1,030,650
    John E. Kilgore, Jr.......................................                  -0-
    Robert M. Loeffler........................................                7,497
    Donald B. Marron (2)(3)(4)(5).............................            1,974,785
    Edward Randall, III (2)...................................              309,909
    Henry Rosovsky............................................                  225
    Kyosaku Sorimachi.........................................                  -0-
    All present nominees, directors continuing in office and
      executive officers as a group, including those named
      above (16 persons)......................................            4,309,379

- ---------------
(1) No director, nominee or executive officer directly owns 1% or more of PW Common Stock, except Mr. Marron and Mr. Guenther who own 2.5% and 1.3%, respectively. All directors, nominees and executive officers as a group (16 persons) beneficially own 5.6%.

(2) Shares shown for the nominees, directors and named executive officers include an aggregate of 117,639 shares of PW Common Stock as to which direct beneficial ownership is disclaimed. Such shares are beneficially owned in the amounts indicated by the spouses or children of Mr. Marron (1,494), Mr. Armour (1,575), Mr. Guenther (2,025), Mr. Randall (112,500)
     and Mr. Fensterstock (45).

(3) Shares shown for the nominees, directors and named executive officers include an aggregate of 1,011,135 shares of PW Common Stock covered by options presently exercisable or becoming exercisable within sixty days, held by Mr. Marron (674,700), Mr. Guenther (304,650), and Mr. Grano (31,785).

(4) Shares shown for the nominees, directors and named executive officers and the aggregate for all present directors, nominees and executive officers as a group include shares as to which they are vested held by a trust under the Company's Savings Investment Plan, including the following nominees, directors and named executive officers: Mr. Marron (24,063), Mr. Guenther (10,846), Mr. Bult (6,211), Mr. Fensterstock (46), and Ms. Dolan
     (510).

(5) Shares shown for the nominees, directors and named executive officers and the aggregate for all present directors, nominees and named executive officers as a group include an aggregate of 627,718 shares of PW Common Stock into which PW's 8% Convertible Debentures Due 1998 and 2000 and 6.5% Convertible Debentures Due 2002 are presently convertible, including the following shares for Mr. Marron (261,413), Mr. Guenther (355,006), and Ms. Dolan (11,299).

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires PW's directors, certain of its officers and persons who own more than ten percent of a registered class of PW's equity securities to file reports of ownership and of changes in ownership with the Securities and Exchange Commission. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, PW believes that for the fiscal year ended December 31, 1993, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except that Ms. Dolan did not file a form in 1992 disclosing her holdings of 6.5% Convertible Debentures Due 2002 or include this position in a Form 5 filing made for 1993. This position was subsequently reported.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee is responsible for establishing and administering the compensation policy and program applicable to the executive officers of PW. The Compensation Committee reviews the compensation of executive officers on an ongoing basis and develops plans which are designed to support PW's business strategies, reflect marketplace practices in a dynamic and intensely competitive industry, and provide cost and tax-effective forms of remuneration. The foundation of PW's executive compensation program is the Compensation Committee's pay for performance policy which, among other things, was designed:

     - to attract and retain qualified and talented executives available in each area of PW's business to lead the organization in the creation of stockholder value,

     - to motivate and reward annual and long term results achieved by these key employees for PW stockholders based on corporate, business unit and individual performance,

     - to align management's interests with stockholders by increasing key employee ownership of PW stock, and

     - to pay competitively as measured against other companies in the industry.

     In implementing its policy, the Compensation Committee evaluates performance and strategic progress relative to the prior year and over a period of years, rather than considering only a single year when external economic and business conditions may produce results unrelated to management performance. As part of this evaluation, the Compensation Committee also considers competitive performance and pay levels based on a comparative group of financial services companies selected and surveyed by a third-party consulting firm. This comparative group as a whole represents the marketplace in which PW competes for executive talent and is comprised of 13 companies. Six of the companies in the comparative group are publicly-owned and make up the Peer Group Index used for the Performance Graph set forth below. Seven other firms in the comparative group were not publicly-owned or traded in 1993. Four of the 10 firms in the S&P Financial Miscellaneous Index are included in the comparative group. The Compensation Committee's philosophy is to position PW's compensation program between the median and the 75th percentile of the comparative group based upon performance.

     As part of its evaluation process, the Compensation Committee considers various quantitative as well as qualitative factors without assigning specific quantifiable or relative weights. These factors include the level, quality, consistency and growth of the earnings and revenues of the Company as well as of the business units for which executive officers are responsible, return on common equity, expense control, balance sheet strength and liquidity, risk profile and the strategic progress of the Company's four core businesses. In addition, the individual contributions of each executive officer to the success of the Company are evaluated by the Compensation Committee.

     Based on the above evaluation, executive officer compensation, including that of Mr. Marron, is determined and administered by the Compensation Committee on the basis of total compensation, rather than based on separate free-standing components. Therefore, the total compensation program established by the Compensation Committee is comprehensive and integrated to include salary, annual cash and equity incentive awards, and long term equity incentives.

     Salary. Salaries are reviewed annually by the Compensation Committee for appropriateness and adjusted periodically in its judgment based primarily on each individual officer's performance and length of service with the Company. The salaries of Messrs. Marron and Guenther have not been increased since 1989 and 1990, respectively.

     Annual Incentive Awards. As discussed above, in determining appropriate pay levels for each executive officer, the Compensation Committee uses a total compensation approach. At the end of each year, annual awards are determined with reference to the factors outlined above, taking into consideration the value of all components of the executive's compensation package. In 1993, approximately three-fourths of the annual performance-based incentive awards were paid in cash and one-fourth in the form of restricted stock (units) which vest only upon completion of three years of future service. The range of annual performance-based cash incentive awards which were awarded in 1993 varied from $537,000 to $6,300,000.

     In order to continue the grant of these highly effective performance-based annual cash and stock incentive awards on a tax-efficient basis, the Compensation Committee adopted and the Board of Directors approved the 1994 Executive Incentive Compensation Plan to comply with the new rules under recent U.S. tax law changes. The 1994 Executive Incentive Compensation Plan, which is recommended and described in detail below for stockholder approval at the Annual Meeting, authorizes continuation of the Company's annual incentive program with certain modifications intended to qualify compensation of the top five proxy officers for exclusion from the $1 million limitation on corporate tax deductions under new Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

     Long Term Equity Incentives. To increase management's ownership and investment in PW and the mutuality of interest with PW stockholders, executive officers are generally considered by the Compensation Committee for stock option grants on an annual basis. As a major component of executive officer compensation, the size of such grants reflects the Compensation Committee's judgment as to the current and potential contribution of the individual executive officer to the current and future profitability of PW and its business units.

     In 1993, stock options were granted to executive officers by the Compensation Committee under the 1990 Stock Award and Option Plan. The Compensation Committee has adopted the 1994 Executive Stock Award Plan, which is recommended by the Board of Directors for stockholder approval at the Annual Meeting, to assure full corporate tax deductibility of the compensation paid to the top five proxy officers while continuing to link a significant portion of the financial interests of executive officers to the performance of PW's Common Stock.

     Development and submission to stockholders of the 1994 Executive Stock Award Plan and the 1994 Executive Incentive Compensation Plan reflect the Compensation Committee's strategy of maximizing corporate tax deductions, where appropriate. With regard to future executive compensation arrangements, the Compensation Committee's strategy is to maintain its flexibility to take actions which it deems to be in the best interests of the Company and its stockholders but which may not always qualify for tax deductibility under Section 162(m) or other sections of the Internal Revenue Code.

     Chief Executive Officer Compensation. Both the quantitative and qualitative criteria referenced above are applied in assessing the performance and determining the compensation of the Chairman and Chief Executive Officer of the Company who participates in the Company's executive compensation program on the same basis as all other executive officers.

     The Compensation Committee, in setting Mr. Marron's compensation, has taken into account the outstanding performance of PW under his leadership. Six years ago, PW developed a long term strategy, the stated objectives of which were:

          -  to improve the quality and diversity of its revenues,

          -  to improve the consistency and level of its earnings,

          -  to ensure a strong and liquid balance sheet, and

          -  to focus on its four core businesses.

     The continued success of PW is reflected in its record pre-tax earnings of $407,576,000 in 1993, representing an increase of 20% over 1992's pre-tax earnings, its record net income of $246,183,000 in 1993, representing an increase of 15% over 1992's net income, its record earnings per share (fully diluted) of $2.95 in 1993, representing an increase of 24% over 1992's earnings per share and its pre-tax return on total equity of 35.4% in 1993 versus 31.3% in 1992. This reflects an increase in net revenues to a record $2,874,005,000, an increase of 16% over 1992. As a result of these developments, PW continues to have a very strong and liquid balance sheet.

     For the five-year period ending December 31, 1993, total return on PW's Common Stock grew at the compound rate of 23.3% per annum, reflecting cumulative growth of 185% and outperforming the S&P 500, the S&P Financial Miscellaneous Index and the Peer Group Index, as displayed in the Performance Graph set forth below.

     Mr. Marron's base salary of $600,000 has been unchanged since 1989. His annual incentive award of cash and restricted stock for 1993 represents an increase of 24% over 1992. As discussed above, the Compensation Committee based its decision on PW's exceptional financial performance for 1993 and its strategic progress since 1987. The award of restricted stock, as well as of stock options on 187,500 shares, reflects the Compensation Committee's policy of tying a substantial portion of Mr. Marron's compensation to the future performance of PW Common Stock.

COMPENSATION COMMITTEE
E. Garrett Bewkes, Jr., Chairman
Robert M. Loeffler

                             EXECUTIVE COMPENSATION

     The following information sets forth the compensation earned by the chief executive officer of the Company and each of the four most highly compensated executive officers of the Company who were serving as executive officers at the end of the fiscal year ended December 31, 1993, for services rendered in all capacities to the Company during the fiscal years indicated below. Stockholders are urged to read the tables in conjunction with the accompanying footnote and explanatory material.

     Table I -- Summary Compensation Table provides a detailed overview of annual and long term compensation for the fiscal years ended December 31, 1993, 1992 and 1991 with respect to the named executives for the years indicated.

     Table II -- Option Grants in Last Fiscal Year -- Individual Grants provides information for the period January 1, 1993 to December 31, 1993 on grants of options by the Company.

     Table III -- Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table provides information for the period January 1, 1993 to December 31, 1993 on exercises of stock options pursuant to the Company's Stock Plans (as defined below under "V. Approval of the 1994 Executive Stock Award Plan") and the 1989 Partnership (as defined below) discussed below and the number and value of previously granted and unexercised stock options held on December 31, 1993.

                         I. SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                                         AWARDS
                                                                               --------------------------
                                                                                RESTRICTED    SECURITIES     ALL OTHER
                                                   ANNUAL COMPENSATION            STOCK       UNDERLYING      COMPEN-
                  NAME AND                    ------------------------------     AWARD(S)       OPTIONS        SATION
             PRINCIPAL POSITION               YEAR     SALARY       BONUS      (1)(2)(3)(4)   (# SHARES)        (5)
- --------------------------------------------  -----   --------    ----------   ------------   -----------    ----------
Donald B. Marron                              1993    $600,000    $6,300,000    $1,194,432      187,500      $  534,432
  Chairman of the Board and Chief Executive   1992     600,000     4,000,000     2,033,000          -0-       1,052,885
  Officer, PW and PWI                         1991     600,000     3,000,000     1,547,110          -0-

Paul B. Guenther                              1993     400,000     3,780,000       716,649      112,000         307,824
  President, PWI                              1992     400,000     2,400,000     1,220,000          -0-         526,443
                                              1991     400,000     1,800,000       928,252          -0-

Joseph J. Grano, Jr.                          1993     375,000     4,625,000           -0-       75,000         321,567(6)
  President,
  Retail Sales
  and Marketing, PWI

Lee Fensterstock                              1993     200,000     1,682,000     2,090,283       60,000          37,177
  Executive Vice President, PWI
  Institutional Sales and Trading

Regina A. Dolan                               1993     187,212(7)    537,000       409,518       15,000          13,248
  Vice President,                             1992      40,385       100,000           -0-          -0-             -0-
  Chief Financial
  Officer, PW, and
  Senior Vice President,
  Chief Financial
  Officer, PWI

- ------------

(1) Amounts shown include both restricted stock and restricted unit awards, which are valued on the basis of the closing price of PW Common Stock on the New York Stock Exchange on the applicable date of grant.

(2) The number and value of restricted stock and restricted units held by executive officers named in the table as of December 31, 1993 based on the closing price of PW's Common Stock ($18.00 ) on the New York Stock Exchange on December 31, 1993, are as follows: Mr. Marron (210,190 shares and 151,416 units -- $6,508,917); Mr. Guenther (118,614 shares and 90,754 units --
    $3,768,624); Mr. Grano (300,000 shares -- $5,400,000); Mr. Fensterstock
    (269,767 shares -- $4,855,815); and Ms. Dolan (20,554 shares -- $369,981).
    The number of shares of restricted stock reported in the table above for the executive officers which will vest in under three years from the date of grant are as follows: Mr. Marron (26,895, 36,958 and 22,222 shares vesting in

1994, 1995 and 1996, respectively); Mr. Guenther (16,137, 22,175 and 13,333 shares vesting in 1994, 1995 and 1996, respectively); Mr. Fensterstock (29,276, 30,665 and 20,139 shares vesting in 1994, 1995 and 1996, respectively); and Ms.
     Dolan (7,500, 9,352 and 1,851 shares vesting in 1994, 1995 and 1996, respectively).

(3) Dividends are paid on restricted stock and dividend equivalents are paid on restricted units.

(4) To permit the Company to obtain the maximum deduction for awards of restricted stock in 1993, Messrs. Marron and Guenther elected to declare as income and immediately pay tax on the market value of their 1993 restricted stock grants pursuant to Section 83(b) of the Internal Revenue Code, even though they were not vested in the stock at the time and will be subject to market risk and the risk of forfeiture until the restricted period lapses.

(5) Amounts shown result from the operation of the terms of the Key Executive Equity Program, in which approximately 118 key executives participate. For a description of the program, see "Certain Transactions and Arrangements -- Key Executive Equity Program" below. These amounts include:
    (i) interest paid by PW on the participants' bank loans in accordance with the terms of the program -- Mr. Marron ($231,438); Mr. Guenther ($151,027); and Mr. Fensterstock ($16,344); and (ii) forgiveness of a portion of the PW loans to the participants for exceeding preset earnings targets for PW established at the inception of the program -- Mr. Marron ($249,999); Mr. Guenther ($124,999); and Mr. Fensterstock ($20,833). The program was instituted in 1988 to give such executives an incentive linked to the price of PW Common Stock, while requiring such executives to make an investment in PW. The program includes a provision that, for a period following termination of an executive's employment, he may not compete with the Company or solicit its employees to leave the Company or interfere with its business.

(6) This amount represents imputed interest on an employee loan to Mr. Grano.

(7) Ms. Dolan became employed by PW in October 1992.

     The following table sets forth certain information concerning stock options granted during 1993 by the Company to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company (other than the Chief Executive Officer). The data in the column shown below relating to the hypothetical grant date present value of stock options granted in 1993 are presented pursuant to Securities and Exchange Commission rules and are calculated under the modified Black-Scholes model for pricing options. The Company is not aware of any model or formula which will determine with reasonable accuracy a present value for stock options based on future unknown factors. The actual amount, if any, realized upon the exercise of stock options will depend upon the market price of PW Common Stock relative to the exercise price per share of PW Common Stock of the stock option at the time the stock option is exercised. There is no assurance that the hypothetical grant date present values of the stock options reflected in this table actually will be realized.

                    II. OPTION GRANTS IN LAST FISCAL YEAR --
                                INDIVIDUAL GRANTS

                                                  % OF TOTAL
                               NUMBER OF           OPTIONS
                         SECURITIES UNDERLYING    GRANTED TO    EXERCISE OR                 GRANT DATE
                            OPTIONS GRANTED      EMPLOYEES IN   BASE PRICE    EXPIRATION      PRESENT
         NAME                   (#)(1)           FISCAL YEAR     ($/SHARE)       DATE       VALUE($)(2)
- -----------------------  ---------------------   ------------   -----------   ----------   -------------
D.B. Marron............         187,500                 5%        $ 18.00      12/31/03      $ 789,241
P.B. Guenther..........         112,500                 3           18.00      12/31/03        473,544
J.J. Grano, Jr.........          75,000                 2           18.00      12/31/03        315,696
L. Fensterstock........          60,000               1.6           18.00      12/31/03        252,557
R.A. Dolan.............          15,000                .4           18.00      12/31/03         63,139

- ---------------
(1) Ten year non-qualified stock options granted in 1993 will first become exercisable three years from the date of grant.

(2) The hypothetical grant date present values are calculated under the modified Black-Scholes Model, which is a mathematical formula used to value options traded on stock exchanges. The assumptions used in hypothesizing the above options' grant date present value, include the stock's expected volatility (30%), risk free rate of return (5.5%), projected dividend yield (2.2%), projected time to exercise (7 years) and adjustment for non-transferability or risk of forfeiture during vesting period (10% per annum).

     The following table sets forth information for the named executive officers of the Company with respect to exercises of stock options during the period January 1, 1993 to December 31, 1993 and unexercised options held as of December 31, 1993:

III. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                               NUMBER OF
                                                         SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                              UNEXERCISED                     IN-THE-MONEY
                          SHARES         VALUE             OPTIONS AT FY-END                OPTIONS AT FY-END
                       ACQUIRED ON      REALIZED     -----------------------------    -----------------------------
        NAME           EXERCISE (1)       (1)         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------  ------------    ----------    --------------  -------------    ------------  ---------------
D.B. Marron..........     139,218      $2,714,752         674,700       187,500        $7,312,191         $ 0
P.B. Guenther........      89,099       1,737,441         304,650       112,500         3,296,706           0
J.J. Grano, Jr.......      55,687       1,085,901          31,785        75,000           330,841           0
L. Fensterstock......      52,910         844,083             -0-        60,000               -0-           0
R.A. Dolan...........         -0-             -0-             -0-        15,000               -0-           0

- ---------------
(1) These option exercises reflect the interests of the named executive officers in the exercise during August 1993 by the general partner of PW Partners 1989 Dedicated L.P., a Delaware limited partnership (the "1989 Partnership"), of the remaining balance of its option granted to such partnership to purchase PW Common Stock. For a discussion of the 1989 Partnership, see "Certain Transactions and Arrangements -- Dedicated Partnerships" below. The shares and related values realized are all attributable to the named executive officers' interests in the 1989 Partnership except that the amounts for Mr. Fensterstock include the acquisition of 19,498 shares on exercise of other options ($192,542 value realized).

     PW's Pension Plan. The PW Pension Plan is a "defined benefit" plan under the Employee Retirement Income Security Act of 1974, as amended, under which benefits are determined on the basis of an employee's "career average" of earnings. Generally, all employees of the Company are eligible to participate in PW's Pension Plan. Directors of PW who are employees of the Company may participate, and their benefits are calculated in the same manner as the benefits of any other eligible employee. As of December 31, 1993, approximately 15,131 employees were participating in the PW Pension Plan. Upon retirement an employee is entitled to receive retirement income equal to the sum of his benefits for service prior to January 1, 1987 and benefits for each year thereafter based on the Social Security taxable wage base. Under applicable federal tax law, the maximum amount of earnings of an employee taken into account under the PW Pension Plan's current formula for computing benefits for plan years beginning on or after January 1, 1994 is $150,000 and the maximum annual pension benefit which may be accrued for calendar year 1993 is $1,875.

     The years of credited service for purposes of determining benefits under the PW Pension Plan as of December 31, 1993 for certain executive officers were:
Messrs. Marron (16.6 years), Guenther (26.6 years), Grano (4.8 years), Fensterstock (6.8 years), and Dolan (0.2 years). The estimated annual benefits payable on retirement at age 65, taking into account actual pension benefits accrued to December 31, 1993 and projecting future benefits to retirement at the current maximum additional annual benefit of ($1,875), for certain executive officers are: Messrs. Marron ($118,800), Guenther ($77,804), Grano ($45,725), Fensterstock ($45,421) and Dolan($49,219).

     In addition, employees of the Company who were employees of Paine, Webber, Jackson & Curtis Inc. ("PWJC") (the predecessor of PWI) on July 1, 1975, and who also were previously partners of Paine, Webber, Jackson & Curtis, are eligible to receive retirement benefits under the PWJC Supplemental Pension Plan. Benefits are payable under the PWJC Supplemental Pension Plan in the amount of the excess, if any, of (a) the annual amount of retirement income which would have been payable under PW's Pension Plan had the employee's period of PWJC partnership service counted as credited service under the PW Pension Plan over
(b) the amount of retirement income actually payable to the employee under the PW Pension Plan. The minimum payable under the PWJC

Supplemental Pension Plan is an amount which, when added to the employee's benefit under the PW Pension Plan, equals $10,000 annually (or a lesser amount in the event of early retirement).

     Supplemental Employees Retirement Plan. The Company has adopted a non-qualified Supplemental Employees Retirement Plan for Certain Senior Officers ("SERP") in order to supplement retirement income. The SERP provides a benefit equal to a percentage of base compensation for participants who retire at age 65 with 15 or more years of service. Such percentage of base compensation is 100% in the case of the initial two participants and 75% in the case of all other participants. A participant must have at least 5 years of service to receive any benefit and between 5 and 15 years of service a participant receives proportionate benefits. Retirement benefits are also paid upon early retirement or termination of employment. Those benefits may, at the participant's election, be deferred to commence at age 65, or be payable as early as age 55, in which case they are reduced by 3% per year between age 60 and 65 and 6% per year between age 55 and 60 for each year that the benefits commence before age 65. Full benefits without reduction are also payable in case of a Change in Control (as defined in the Plan) and disability retirement. In addition, SERP contains certain non-compete provisions pursuant to which benefits would be forfeited.

     The table below summarizes expected SERP benefits before subtracting Social Security and PW Pension Plan benefits. The actual benefits from the SERP are the net amounts after subtracting Social Security and PW Pension Plan benefits.

                                   INITIAL PARTICIPANTS        SUBSEQUENT PARTICIPANTS
                                          (100%)                        (75%)
                                     YEARS OF SERVICE              YEARS OF SERVICE
                                 ------------------------      ------------------------
               REMUNERATION         10             15             10             15
               ------------      ---------      ---------      ---------      ---------
                $  125,000       $  83,333      $ 125,000      $  62,500      $  93,750
                   150,000         100,000        150,000         75,000        112,500
                   175,000         116,667        175,000         87,500        131,250
                   200,000         133,333        200,000        100,000        150,000
                   275,000         183,333        275,000        137,500        206,250
                   300,000         200,000        300,000        150,000        225,000
                   400,000         266,667        400,000        200,000        300,000
                   500,000         333,333        500,000        250,000        375,000
                   600,000         400,000        600,000        300,000        450,000
                   720,000         480,000        720,000        360,000        540,000

     The initial participants include Messrs. Marron and Guenther and the amounts of their base compensation reflected for the purposes of the SERP during 1993 are $600,000 and $400,000, respectively. Messrs. Grano and Fensterstock are subsequent participants and the amounts of their base compensation reflected for the purposes of the SERP during 1993 are $275,000 and $200,000, respectively.

                               PERFORMANCE GRAPH

     The following chart compares the Company's cumulative total return on stockholder investment over a five-year period with that of the S&P 500, the S&P Financial Miscellaneous Index (which includes Merrill Lynch & Co. Inc., American Express Company, American General Corporation, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, MBNA Corp., The Travelers Inc. (formerly Primerica Corporation), Transamerica Corporation, Dean Witter, Discover & Co. and Salomon Inc), and a Peer Group Index (comprised of American Express Company, The Bear Stearns Companies Inc., Merrill Lynch & Co., Inc., Morgan Stanley Group, Inc., Salomon Inc, and Dean Witter, Discover & Co.). The Peer Group Index has been included in the Performance Graph below since it covers the 6 publicly traded companies which the Compensation Committee reviews and evaluates in making compensation determinations. The chart assumes $100 invested on December 31, 1988 and reinvestment of all dividends.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

      MEASUREMENT PERIOD                                                         S&P FINANCIAL
    (FISCAL YEAR COVERED)         PAINEWEBBER       S&P 500       PEER GROUP     MISCELLANEOUS
1988                                    100.00          100.00          100.00          100.00
1989                                    107.53          131.69          124.00          139.82
1990                                    090.99          127.60          090.53          112.68
1991                                    236.09          166.47          137.03          178.77
1992                                    251.34          179.16          154.74          210.23
1993                                    284.27          197.21          199.89          251.14

OTHER BENEFIT PLANS AND AGREEMENTS

     During 1987, PW entered into employment agreements with Messrs. Marron and Guenther having a three-year term (the "Term of the Agreement") which will commence on that date (the "Operative Date"), if any, following a Change in Control (as defined) of PW, so designated by a majority of the Disinterested Directors (as defined). During the Term of the Agreement, each executive would continue to be employed in his present position receiving a salary not less than that being paid to him on the Operative Date and an annual bonus not less than the average of the bonuses received by him during the three years preceding the Operative Date and being entitled to participate in all compensation and benefit plans of the Company. In the event of the termination of such executive's services during the Term of the Agreement either without Cause (as defined) or because of a Constructive Termination (as defined), he would be entitled to a lump sum payment equal to the present value of (i) his base salary until the end of the Term of the Agreement, (ii) a bonus for the year of such termination and each subsequent year until the end of the Term of the Agreement, at an annualized rate equal to the average of the bonuses awarded to him with respect to the three years preceding the year of termination and (iii) any deferred or unpaid bonus. The agreement of Mr. Marron also provides that, if his employment is terminated without Cause or because of a Constructive Termination, PW will for ten years continue to provide him with comparable office space, an executive assistant and medical and disability coverage.

     In addition, the PW Partners 1991 Dedicated L.P., a Delaware limited partnership (the "1991 Partnership") and PW Partners 1992 Dedicated L.P., a Delaware limited partnership (the "1992 Partnership") generally provide for the acceleration of the vesting and exercisability of the options granted to the partnerships in the event of a Change in Control (as defined) of the Company, unless the Compensation Committee elects to waive the occurrence of the Change in Control. Similarly, grants of options, restricted stock and cash awards under the 1990 Stock Award and Option Plan provide that, unless the Compensation Committee waives the occurrence of a Change in Control (as defined in the applicable award agreements) as a vesting event, awards granted under the plan will be immediately vested upon the occurrence of the Change in Control of the Company. As noted above, the SERP provides that full pension benefits without reduction are payable in the event of a Change in Control of the Company.

CERTAIN TRANSACTIONS AND ARRANGEMENTS

     Key Executive Equity Program. The Key Executive Equity Program ("KEEP") authorizes the sale of 8% Convertible Debentures Due 1998 (the "Debentures Due 1998"), 8% Convertible Debentures Due 2000 (the "Debentures Due 2000") and 6.5% Convertible Debentures Due 2002 (the "Debentures Due 2002") (the Debentures Due 1998, the Debentures Due 2000 and the Debentures Due 2002 being collectively referred to as the "Debentures") to approximately 132 key employees of the Company. KEEP contains certain non-compete provisions and other restrictions affecting a participant's right to convert the Debentures or, if converted, to retain the benefits therefrom. The outstanding Debentures have an aggregate principal amount of $64,550,000, with the Debentures Due 1998 having $9,100,000 aggregate principal amount outstanding, the Debentures Due 2000 having $3,750,000 aggregate principal amount outstanding and the Debentures Due 2002 having $51,700,000 aggregate principal amount outstanding. The Debentures are convertible, at the option of the holders thereof, into shares of convertible preferred stock having an aggregate liquidation preference equal to the aggregate principal amount of the debentures being converted. This conversion right is now fully exercisable for the Debentures Due 1998 and the Debentures Due 2000. One-third of the Debentures Due 2002 are now convertible and the remaining amounts become exercisable in equal annual installments on December 31, 1994 and December 31, 1995. Shares of the convertible preferred stock, which have a liquidation value of $25.00 per share, are convertible, at the option of the holder, into the number of shares of PW Common Stock determined by dividing the aggregate liquidation value of the shares being converted by the conversion value per share of PW Common Stock, which is presently $9.10 per share for the preferred stock to be received upon conversion of the Debentures Due 1998, $9.25 for the preferred stock to be received upon conversion of the Debentures Due 2000 and $14.75 for the preferred stock to be received upon conversion of the Debentures Due 2002. The number of shares issuable upon conversion of shares of the convertible preferred stock is subject to adjustment in certain events, including stock dividends on, and subdivisions or combinations of, PW Common Stock. The Debentures are ultimately convertible into an aggregate of 4,910,637 shares of PW Common

Stock (approximately [ ]% of the total number of shares of PW Common Stock outstanding on March 17, 1994).
     KEEP provides that the employee will pay in cash 5% of the principal amount of the Debenture as a down payment and that the Company will finance on a full recourse basis to the employee 25% of the principal amount of the Debentures Due 1998 and the Debentures Due 2000 at 8.62% and 7.85% annual interest rate respectively, and 95% of the principal amount of the Debentures Due 2002 at 5.6% annual interest. So long as the employee remains employed by the Company, the Company will pay 66 2/3% of the interest payment due on the bank financing for the remaining balance of the purchase price of the Debentures Due 1998 and the Debentures Due 2000 and will waive 66 2/3% of the interest payment due on an equivalent amount of the Company financing for the Debentures Due 2002. The loan by the Company for the Debentures Due 1998 and 2000 will be forgiven as follows:
25% for any year the Company's pre-tax earnings equal or exceed $150 million but are less than $200 million, 33 1/3% for any year pre-tax earnings equal or exceed $200 million but are less than $250 million, and 50% for any year pre-tax earnings are at least $250 million. As a result of PW achieving certain specified pre-tax earnings over the last three years, the Company loans for the Debentures Due 1998 and 2000 have been forgiven. (See footnote 4 to "Executive Compensation -- I. Summary Compensation Table" above regarding loan forgiveness as a result of PW reaching certain specified levels of pre-tax earnings.) A portion of the financing by the Company for the Debentures Due 2002 will be forgiven as follows: 25% for any year the Company's pre-tax earnings equal or exceed $339 million but are less than $389 million, 33 1/3% for any year pre-tax earnings equal or exceed $389 million but are less than $439 million, and 50% for any year pre-tax earnings are at least $439 million. As a result of PW achieving record pre-tax earnings in 1993 of $407,576,000, 33 1/3% of a portion of the Company financing for the Debentures Due 2002 will be forgiven.
     Substantial restrictions apply to an employee's right to convert Debentures or, if converted, to retain the benefits therefrom. These restrictions apply upon: the death or disability of the employee; the voluntary termination of employment or termination of employment for cause of an employee; termination of employment without cause or termination by employee for good reason; acceptance of a position by an employee with a competitor or solicitation of employees of the Company to leave the Company or to interfere with its business. In the event of a Change in Control (as defined) of the Company, the Debenture will be fully convertible for a period of one year following such Change in Control or the employee may elect to have the Debentures redeemed for a period of six months following such Change in Control, and the Company loan will become payable in full at the time of such conversion or redemption.
     In addition to redemptions that may occur in connection with the events described in the preceding paragraph and subject to the terms of KEEP, an employee also has the right to cause the Company to redeem the Debentures Due 2000 during the fifth and sixth years after purchase at its principal amount. During the fifth and sixth years after the date of purchase, if the employee causes the Company to redeem the Debentures Due 2000 while he is employed or following his death or disability, his employer will pay the employee a special bonus equal to $1.90 for each share of PW Common Stock into which the amount of the Debentures Due 2000 redeemed would have been convertible on the date of original issuance of the Debentures Due 2000 had it been convertible on such date. However, the bonus will not be payable if the market price of PW Common Stock reaches $15.11 per share at any time during the fifth or sixth year. In the event of a redemption during the six months following a Change in Control, the employee will receive a bonus equal to the greater of the book value per share on the date of redemption or the book value per share at the date of purchase for each share into which the Debentures are convertible, less in either case the principal amount of the Debentures.
     Dedicated Partnerships. In 1989, PW formed the 1989 Partnership for approximately 75 key employees for the purpose of investing in PW Common Stock. Messrs. Marron, Guenther, Grano and Fensterstock were limited partners in this partnership which was dissolved in August, 1993. The general partner, a wholly owned subsidiary of PW, made a capital contribution of $20,202 and the limited partners contributed an aggregate of $2,000,000. The 1989 Partnership purchased 250,000 shares of PW Common Stock from PW at a purchase price of $8 per share and acquired an option from PW to purchase 2,250,000 of PW Common Stock at $8 per share for 10 years. The closing price of PW Common Stock on the New York Stock Exchange on the date the partnership acquired the shares and the option was $7.50. Whenever a cash dividend was paid on PW Common Stock, PWI paid to the 1989 Partnership a bonus compensation payment equal to the dividend per share multiplied by the number of shares of PW Common Stock subject to the option. The 1989 Partnership exercised a portion of the option in 1992. During 1993, the 1989 Partnership exercised the remaining portion of the option and received 1,537,137 shares of PW Common Stock. The partnership sold these shares and distributed the proceeds to the general partner and the limited partners. There are no remaining options to be exercised or shares owned and the 1989 Partnership has been dissolved.

     In 1991, PW formed the 1991 Partnership for approximately 99 key employees for the purpose of investing in PW Common Stock. Messrs. Marron, Guenther, Grano and Fensterstock are limited partners in this partnership. The general partner, a wholly owned subsidiary of PW, made a capital contribution to the 1991 Partnership of $20,202 and the limited partners contributed an aggregate of $2,020,202. The 1991 Partnership purchased 180,000 shares of PW Common Stock from PW at a purchase price of $11.11 per share and acquired an option from PW to purchase 2,250,000 shares of PW Common Stock at $11.11 per share for 10 years. The closing price of PW Common Stock on the New York Stock Exchange on the date the partnership acquired the shares and the option was $11.11. Whenever a cash dividend is paid on PW Common Stock, PWI will pay to the 1991 Partnership a bonus compensation payment in the same manner as described above for the 1989 Partnership.

     In 1992, PW formed the 1992 Partnership for approximately 41 key employees for the purpose of investing in PW Common Stock. Messrs. Marron, Guenther, Grano, and Fensterstock and Ms. Dolan are limited partners in this partnership. In 1993 the general partner, a wholly owned subsidiary of PW, made a capital contribution to the 1992 Partnership of $20,000 and the limited partners contributed an aggregate of $1,980,000. The 1992 Partnership purchased 135,592 shares of PW Common Stock from PW at a purchase price of $14.75 per share and acquired an option from PW to purchase 1,500,000 of PW Common Stock at $14.75 per share for 10 years. The closing price of PW Common Stock on the New York Stock Exchange on the date the partnership acquired the shares and the option was $15.83. Whenever a cash dividend is paid on PW Common Stock, PWI will pay to the 1992 Partnership a bonus compensation payment in the manner described above for the 1989 Partnership.

     Investment Partnership. On February 2, 1994, the Company formed a limited partnership for 80 key employees for the purpose of permitting these employees collectively to invest in certain investment opportunities offering a potential for long-term capital appreciation. Each of the named executive officers are limited partners in the partnership. The general partner, a wholly owned subsidiary of the Company, made a capital contribution to the partnership of $84,848 and the limited partners contributed an aggregate of $8,400,000. In addition, the general partner agreed to make an unsecured loan to the partnership in the amount of $42,424,242. The interest rate on the loan is the greater of (i) LIBOR plus thirty-five basis points and (ii) the applicable Federal rate promulgated under Section 1274(d) of the Internal Revenue Code, for short-term loans with semiannual compounding. The interest rate on the loan is reset, and interest on the loan is payable, semiannually. The principal amount of the loan is generally subject to repayment by the partnership prior to the time that distributions are made to the partners.

     Other Transactions. During 1993, certain executive officers of PW maintained margin accounts with PWI in the ordinary course of business. The margin indebtedness of such officers is on substantially the same terms, including interest rates and collateral, as those prevailing for clients, and does not present more than a normal risk of non-collectibility.

     In November 1987, at the same time as Yasuda's initial investment in the Company's preferred stock, PW and Yasuda entered into a Joint Venture Agreement. Pursuant to this agreement, PW and Yasuda have established a corporation in England to focus on such areas as asset management, investment advisory and financial consulting.

     Mr. Fujisawa and Mr. Sorimachi are directors of Yasuda Realty America Corporation ("YRAC"), a wholly owned subsidiary of Yasuda. PWI became a lessee of a certain property in Chicago, effective December 1, 1990, which is partially and indirectly owned by YRAC. During the fiscal year 1993, PWI paid $2,646,000 as rents for such property, which exceeded 5% of YRAC's consolidated gross revenues, and during the fiscal year 1994, will pay approximately the same amount of rents subject to certain adjustments. The terms of the lease agreement are substantially the same as those prevailing at the time for comparable transactions with unrelated parties.

     During 1993, Mr. Grano was indebted to PWI for $4,000,000 for a loan made to him in 1991 for which interest is imputed at an annual rate of 3.83%. As of March 17, 1994, the outstanding principal amount of this loan was $4,000,000.

     In February and March of 1994, the Company advanced $223,135 on behalf of Mr. Bult, which amounts have been repaid with interest.

     During 1993, Mr. Marron converted $4,000,000 of Debentures Due 1998 into convertible preferred stock which was in turn converted into 293,040 of PW Common Stock (or 439,560 on a post-split basis) and Mr. Fensterstock converted $500,000 of Debentures Due 2000 into convertible preferred stock which was in turn converted into 36,049 shares of PW Common Stock (or 54,073 on a post-split basis). In addition to 22 other holders of Debentures Due 1998 and Debentures Due 2000, Mr. Marron and Mr. Fensterstock immediately sold all such shares of PW Common Stock to PW under its corporate repurchase program for a net gain amount of $4,196,268 and $588,957, respectively, representing the difference between the fair market value of the shares on the date of sale, less $.50 per share, and the conversion price of the PW Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1993, the Company's Compensation Committee was composed of Messrs. Armour (the chairman, who held this position until November 3, 1993), Bewkes (the chairman since November 3, 1993) and Loeffler. Mr. Armour was an officer and director of a subsidiary of PW from 1977 to 1980. Mr. Bewkes was paid $161,506 for consulting services rendered during 1993.

             II. APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

     On February 22, 1994, the Board of Directors approved an amendment to the Restated Certificate of Incorporation of the Company to increase to 200,000,000 the number of shares of PW Common Stock authorized for issuance, and directed that the amendment (the "Amendment") be submitted to a vote of stockholders at the Annual Meeting. In connection therewith, the Board of Directors proposes for approval the Amendment in the form set forth as Annex I.

     Section I of Article IV of the Company's Restated Certificate of Incorporation as currently in effect authorizes the issuance of up to an aggregate of 100,000,000 shares of PW Common Stock. As of December 31, 1993, 83,603,262 shares of PW Common Stock were issued, of which 6,568,433 were held as treasury shares of the Company. Approximately 14,610,000 shares of PW Common Stock have been reserved for issuance pursuant to various employee compensation and benefit plans of the Company and of the Company's subsidiaries. Approximately 4,911,000 shares of treasury stock will be issuable upon conversion of outstanding convertible securities of the Company that are or become convertible over the next two years. The Board of Directors believes it would be desirable to increase the number of shares of authorized PW Common Stock in order to make available additional shares for possible stock dividends, stock splits, employee benefit plan issuances, acquisitions, financings and for such other corporate purposes as may arise. Therefore, the Board of Directors has approved and recommends to stockholders an increase in the number of shares of authorized PW Common Stock to an aggregate of 200,000,000 shares in accordance with the Amendment.

     Other than as set forth above, the Company has no specific plans currently calling for issuance of any of the additional shares of PW Common Stock. The rules of the New York Stock Exchange currently require stockholder approval of issuances of PW Common Stock under certain circumstances including those in which the number of shares to be issued is equal to or exceeds 20% of the voting power outstanding (or, for the Company as of December 31, 1993, issuance of more than approximately 15,407,000 shares of PW Common Stock). In other instances, the issuance of additional shares of authorized PW Common Stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders. All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Under the Company's Restated Certificate of Incorporation, stockholders do not have preemptive rights. Accordingly, the rights of existing stockholders may, depending on how additional shares of PW Common Stock are issued, be diluted by their issuance. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized PW Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE TO 200,000,000 THE NUMBER OF SHARES OF PW COMMON STOCK AUTHORIZED FOR ISSUANCE. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all the shares of PW Common Stock outstanding is required for adoption of the proposed Amendment to the Company's Restated Certificate of Incorporation. Under applicable Delaware law, in determining whether the proposal has received the requisite number of affirmative votes, abstentions and instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes") will be counted and will have the same effect as a vote against the proposal.

          III. APPROVAL OF THE 1994 NON-EMPLOYEE DIRECTORS' STOCK PLAN

     On February 22, 1994, the Board of Directors approved the adoption of the 1994 Non-Employee Directors' Stock Plan (the "Non-Employee Directors Stock Plan") and directed that such plan be submitted to a vote of stockholders at the Annual Meeting. In connection therewith, the Board of Directors proposes for approval the Non-Employee Directors Stock Plan in the form set forth in Annex
II. The purpose of the Non-Employee Directors Stock Plan is to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors.

     The total number of shares of PW Common Stock reserved and available for delivery under the Non-Employee Directors Stock Plan is 600,000, subject to adjustment. The Non-Employee Directors Stock Plan will be administered by the Board of Directors of the Company, provided that any action by the Board of Directors relating to the Non-Employee Directors Stock Plan will be taken only if approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the plan.

     Only directors (hereinafter "Non-Employee Directors") of the Company who are not employees of the Company or any subsidiary of the Company on the date on which an option or stock award is to be granted or on which fees are to be deferred will be eligible to participate in the Non-Employee Directors Stock Plan on such date.

     An option to purchase 15,000 shares of PW Common Stock (an "Option") will be granted to Non-Employee Directors on the effective date of the Non-Employee Directors Stock Plan and, beginning in 1999 and each fifth year thereafter, at the close of business of each Annual Meeting of stockholders at which directors (or a class of directors if the Company then has a classified Board of Directors) are elected or reelected by the Company's stockholders. In addition, an Option to purchase 15,000 shares of PW Common Stock will be granted to each Non-Employee Director who is first elected or appointed to serve as a director of the Company after the Annual Meeting. No Non-Employee Director, however, may be granted Options to purchase more than 15,000 shares during any one calendar year under the Non-Employee Directors Stock Plan. Options granted under the Non-Employee Directors Stock Plan will be non-qualified stock options which will be subject to, among other things, the following terms and conditions: (i) The exercise price per share of PW Common Stock purchasable under an Option will be equal to 100% of the fair market value of PW Common Stock on the date of grant of the Option; (ii) each Option will expire at the earliest of (a) ten years after the date of grant, (b) 36 months after the Non-Employee Director ceases to serve as a director of the Company due to death, disability, or retirement at or after age 65, (c) 12 months after the Non-Employee Director ceases to serve as a director of the Company for any reason other than death, disability, or retirement at or after age 65, or (d) immediately upon the Non-Employee Director's removal for cause; (iii) each Option will become exercisable as to 100% of the shares of PW Common Stock relating to the Option on the third anniversary of the date of grant, and will thereafter remain exercisable until the Option expires; provided that an Option previously granted to a participant
(a) will be fully exercisable in the event of a Change in Control (as defined in Annex II), (b) will be fully exercisable after the Non-Employee Director ceases to serve as a director of the Company due to death, disability, or retirement at or after age 65, and (c) will be exercisable after the Non-Employee Director ceases to serve as a director of the Company for any reason other than death, disability, or retirement at or after age 65 only if the Option was exercisable at the date of such cessation of service; and (iv) each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by, among other things, giving written notice of exercise to the Company specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of PW Common Stock or a combination thereof.

     Three hundred and seventy-five shares of PW Common Stock will be granted to each Non-Employee Director on the effective date of the Non-Employee Directors Stock Plan and, beginning in 1995, at the close of business of each Annual Meeting. No Non-Employee Director, however, may be granted more than 375 shares during any one calendar year under the Non-Employee Directors Stock Plan.

     The Company will establish a deferral account for each Non-Employee Director who elects to defer fees or PW Common Stock awarded under the plan and will credit such deferral account with an amount, expressed as deferred PW Common Stock, equal to the number of shares of PW Common Stock having an aggregate fair market value at the date the deferred fees or PW Common Stock would have otherwise been payable equal to the amount of such fees or PW Common Stock deferred. Whenever dividends are paid or distributions made with respect to PW Common Stock, a Non-Employee Director will be entitled to be paid an amount equal in value to the amount of the dividend paid or property distributed on a single share of PW Common Stock multiplied by the number of shares of deferred PW Common Stock (including fractions) credited to his or her deferral account as of the record date for such dividend or distribution. The interest of each Non-Employee Director in any benefit payable with respect to a deferral account hereunder will be at all times fully vested and non-forfeitable.

     The Non-Employee Directors Stock Plan provides that, in the event of a recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event affecting the PW Common Stock, the Board of Directors will make certain equitable adjustments to prevent dilution or avoid enlarging rights of directors under the plan.

     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Non-Employee Directors Stock Plan, except that any such action shall be subject to the approval of the Company's stockholders at the Annual Meeting next following such Board of Directors action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the PW Common Stock may then be listed or quoted, or if the Board of Directors determines in its discretion to seek such stockholder approval.

     If the Non-Employee Directors Stock Plan is approved by the stockholders of the Company at the Annual Meeting, each Non-Employee Director will receive the automatic grant of Options and PW Common Stock described above. Except as noted above, no other grants are contemplated under the plan for 1994.

     The federal tax consequences related to the grant and exercise of Options to Non-Employee Directors under the Non-Employee Directors Stock Plan are substantially similar to the tax consequences described below with respect to the grant of nonqualified stock options under the Executive Stock Award Plan (see "V. Approval of the 1994 Executive Stock Award Plan"), except that income and payroll taxes are not required to be withheld by the Company in connection with the ordinary income recognized by Non-Employee Directors upon exercise of the Options.

     A copy of the Non-Employee Directors Stock Plan is annexed to this Proxy Statement as Annex II. Stockholders are encouraged to review the Non-Employee Directors Stock Plan carefully. Any description in this Proxy Statement of the Non-Employee Directors Stock Plan is qualified in its entirety to Annex II.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK PLAN. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all the shares of PW Common Stock present in person or by proxy at the Annual Meeting is required for adoption of the proposal concerning the Non-Employee Directors Stock Plan. Under applicable Delaware law, in determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will have no impact on such matter since they are not considered "shares present" for voting purposes.

         IV. APPROVAL OF THE 1994 EXECUTIVE INCENTIVE COMPENSATION PLAN

     On February 22, 1994, the Board of Directors approved the adoption, effective January 1, 1994, of the 1994 Executive Incentive Compensation Plan (the "Incentive Compensation Plan") and directed that such plan be submitted to a vote of stockholders at the Annual Meeting. In connection therewith, the Board of Directors proposes for approval the Incentive Compensation Plan in the form set forth in Annex III hereto.

     Stockholder approval of the Incentive Compensation Plan is recommended by the Board of Directors, in order to provide an incentive to executive officers and other selected key executives of PW to contribute to the growth and annual profitability of PW, to encourage such executives to remain in the employ of the Company, and to endeavor to maintain the tax-deductible status of such incentive payments to the Company's Chief Executive Officer and four most-highly paid executive officers at year end who are named in the Company's proxy statement for the year in which such amounts are claimed as a deduction by the Company. The Incentive Compensation Plan has been designed and will be administered to grant "performance-based" incentives which are intended to qualify for tax deductibility under new Section 162(m) of the Internal Revenue Code. The affirmative vote of a majority of the PW Common Stock outstanding and present or represented and entitled to vote at the Annual Meeting is required to approve the proposal set forth herein. The persons named in this Proxy Statement will vote for the proposal to approve the Incentive Compensation Plan, which is described in greater detail below and in Annex III.

     The Incentive Compensation Plan will be administered by the Compensation Committee. The Compensation Committee will select plan participants from among executive officers and other key executives of PW. It is estimated that up to 15 such participants may be selected in any year. Awards under the Incentive Compensation Plan may, in the discretion of the Compensation Committee, be paid in cash, PW Common Stock, and/or other awards authorized by PW's 1994 Executive Stock Award Plan or other applicable equity award plans (that portion of the Award Pool (as defined below) payable to a participant is an "Award"). To the extent Awards are paid in shares of PW Common Stock, such payments shall count against the number of shares or awards reserved under the 1994 Executive Stock Award Plan or other applicable equity award plans.

     The Incentive Compensation Plan provides for a total award pool (the "Award Pool") to be based on a percentage of consolidated pre-tax operating income for the Performance Period (as defined below) before accounting for certain cost items (collectively, "Annual Profits"). The Award Pool for each Performance Period will equal 4.5% of Annual Profits in excess of $100 million and up to $870 million plus 5.5% of Annual Profits in excess of $870 million. "Performance Period" means the calendar year or such other shorter or longer period designated by the Compensation Committee, performance during all or part of which a Participant's entitlement to receive payment of an Award is based. In no event may more than 33% of the Award Pool for a Performance Period be awarded to any participant in the Incentive Compensation Plan.

     The Compensation Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate the Award Pool or the portion of the Award Pool allocated to any participant, for any reason, including changes in the participant's position or duties with PW or any subsidiary during a Performance Period, whether due to any termination of employment (including death, disability, retirement, or termination with or without cause) or otherwise. The Compensation Committee is also authorized during or after a Performance Period to adjust the calculation of Annual Profits or the Award Pool to avoid enlargement of a participant's rights or dilution as a result of corporate reorganizations, unusual or nonrecurring corporate transactions or the Compensation Committee's assessments of economic and business conditions; provided that, unless otherwise determined by the Compensation Committee, in its sole discretion, no such adjustment may cause Awards to fail to qualify as "performance based compensation" under Section 162(m) of the Internal Revenue Code.

     Under the Incentive Compensation Plan, each participant has the right to defer receipt of part or all of any payment due with respect to an Award, subject to the terms, conditions and administrative guidelines of the PW Senior Officer Deferred Compensation Plan or other applicable deferred compensation plan of PW or its subsidiaries.

     In the event a participant terminates his or her employment for any reason during a Performance Period or prior to an Award payment, he or she (or his or her beneficiary, in the case of death) will generally not be entitled to receive any Award for such Performance Period unless the Compensation Committee, in its sole and absolute discretion, elects to pay an Award to such participant. In the event of the death of a participant, any payments due to such participant will generally be paid to his or her beneficiary or, failing such designation, to his or her estate.

     In the event of a Change in Control (as defined in Annex III), the Award Pool will be computed as if the Performance Period ended immediately prior to the Change in Control, and the Award Pool will be computed by annualizing the amount of the Annual Profits achieved during the Performance Period. Following a Change in Control, the Compensation Committee may not reduce or eliminate the Award Pool or the portion of the Award Pool allocated to any participant. However, the Award paid to the participant will be prorated to reflect the period of time elapsed during the Performance Period. Any resulting amount due to a participant will be paid in a cash lump sum no later than 15 days after a Change in Control unless the participant has irrevocably elected to defer payment prior to such event.

     Notwithstanding anything herein to the contrary, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend the Incentive Compensation Plan and the terms and provisions of any Award theretofore awarded to any participant which has not been settled (either by payment or deferral). No Award may be granted during any suspension of the Plan or after its termination. Any such amendment may be made without stockholder approval.

     The Incentive Compensation Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Under the terms of the plan, a participant has only rights which are no greater than those of a general creditor of PW. The Incentive Compensation Plan permits the Compensation Committee to authorize the creation of trusts and deposit therein cash, stock or other property or make other arrangements, to meet PW's obligations under the Incentive Compensation Plan. Such trusts or other arrangements are required to be consistent with the "unfunded" status of the Incentive Compensation Plan unless the Compensation Committee otherwise determines with the consent of each affected participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Compensation Committee may specify in accordance with applicable law.

     The Incentive Compensation Plan became effective on January 1, 1994, subject to approval of the stockholders at the Annual Meeting. Since amounts payable under the Incentive Compensation Plan will be based on 1994 performance and will be contingent on the right of the Compensation Committee to exercise negative discretion to reduce the amount of the final payments, such amounts are therefore not determinable at the present time.

     A copy of the Incentive Compensation Plan is annexed to this Proxy Statement as Annex III. Stockholders are encouraged to review the Incentive Compensation Plan carefully. Any description in this Proxy Statement of the Incentive Compensation Plan is qualified in its entirety by reference to Annex III.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INCENTIVE COMPENSATION PLAN. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all the shares of PW Common Stock present in person or by proxy at the Annual Meeting is required for adoption of the proposal concerning the Incentive Compensation Plan. Under applicable Delaware law, in determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will have no impact on such matter since they are not considered "shares present" for voting purposes.

               V. APPROVAL OF THE 1994 EXECUTIVE STOCK AWARD PLAN

     On February 22, 1994, the Board of Directors approved the adoption of the 1994 Executive Stock Award Plan (the "Executive Stock Award Plan") and directed that such plan be submitted to a vote of stockholders at the Annual Meeting. In connection therewith, the Board of Directors proposes for approval by the stockholders of PW the Executive Stock Award Plan in the form set forth in Annex IV hereto. PW currently has in effect the 1980 Stock Option Plan (the "1980 Plan"), the 1983 Stock Option Plan (the "1983 Plan") and the 1990 Stock Award and Option Plan (the "1990 Plan")

(collectively, the "Stock Plans"). The Stock Plans provide for the grants of nonqualified stock options and incentive stock options to officers and other key employees to purchase shares of PW Common Stock. In addition, the 1990 Plan provides for the grants or awards of stock appreciation rights ("SARs"), restricted stock, and cash awards. The Stock Plans are of indefinite duration, continuing until all shares reserved therefor have been issued or until terminated by the Board of Directors. The Board of Directors has determined to terminate the 1990 Plan and replace it with the Executive Stock Award Plan for executive officers and other key executives and the 1994 Stock Award Plan (the "1994 Stock Award Plan") for other employees of the Company. To the extent deemed appropriate by the Compensation Committee, amounts paid or distributed under the Executive Stock Award Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. On March 17,
1994, there were [     ] shares of PW Common Stock available under the 1980
Plan, [     ] shares available under the 1983 Plan for future grant and [     ]
shares available for issuance under the 1990 Plan.

     The Executive Stock Award Plan provides for issuance under such plan of a maximum of 975,000 shares (650,000 shares pre-split) of PW Common Stock for each calendar year during any part of which the plan is effective (which number will be increased in any calendar year by the number of shares available for grant or award in such previous calendar years but which neither are subject to outstanding awards nor were previously delivered to participants in settlement of awards), subject to adjustments in the event of certain changes in capitalization of PW. In addition, the number of shares reserved for issuance under the Executive Stock Award Plan will include the remaining shares of stock that are available or become available under the 1990 Plan immediately prior to the termination of the 1990 Plan. Shares subject to an award that is forfeited or settled in cash or otherwise terminated without delivery of shares to the participant (including shares withheld for taxes and delivered upon exercise of awards) will again be available for awards under the Executive Stock Award Plan. In each calendar year during any part of which the Executive Stock Award Plan is in effect, a Participant may not be granted an award relating to more than 450,000 shares (300,000 shares pre-split) of PW Common Stock, subject to adjustment and as more fully set forth in Annex IV.

     On March 17, 1994, the last sale price of PW's Common Stock on the New York
Stock Exchange was $[     ] per share. It is estimated that up to 15 executive
officers and other key executives of PW would be currently eligible to participate in the Executive Stock Award Plan. The Executive Stock Award Plan will be of indefinite duration, continuing until it is terminated by the Board of Directors.

     The Executive Stock Award Plan will be administered by the Compensation Committee. The Compensation Committee shall have full and final authority to select participants, grant awards under the Executive Stock Award Plan, determine the type, number, and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant) and interpret the Executive Stock Award Plan.

     The Executive Stock Award Plan authorizes both the grant of options which are not qualified for special tax treatment under the Internal Revenue Code, and the grant of incentive stock options ("ISOs") which do qualify for special federal income tax treatment under Section 422 of the Internal Revenue Code. All options intended to qualify as ISOs must be granted within ten years of the adoption of the Executive Stock Award Plan and no more than 1,500,000 shares of PW Common Stock will be available for grants of ISOs or SARs in tandem with ISOs. The exercise price of each option granted under the Executive Stock Award Plan will not be less than the fair market value of the shares of PW Common Stock purchasable thereunder on the date of grant of such options except in situations where the options are granted by the Compensation Committee in lieu of other cash compensation. In addition, the Executive Stock Award Plan provides that, if so provided in the related agreement, options or stock appreciation rights shall be forfeited upon termination of the participant's employment for cause, as specified in such agreement.

     The Executive Stock Award Plan also permits the grant of Stock Appreciation Rights ("SARs") and limited stock appreciation rights ("LSARs"). SARs permit the holder to receive an amount equal to the difference between the fair market value per share of PW Common Stock on the date of exercise of the SAR (or, if the Compensation Committee determines in the case of SARs unrelated to ISOs, the fair market value of one share at any time during a specified period before or after the date of exercise or, in the case of LSARs, the fair market value determined by reference to amounts paid or payable in connection with a change of control of PW as specified by the Committee) and the grant price of the SAR (or LSAR) determined by the Compensation Committee at the time of grant. The Executive Stock Award Plan permits the Compensation Committee to establish specific terms and conditions related to a grant of SARs (or LSARs) including the period of exercise and settlement, the forms of consideration paid on settlement and whether the SAR (or LSAR) is granted alone or in tandem with any other Award.

     The Executive Stock Award Plan also permits the award of PW Common Stock in the form of restricted stock ("Restricted Stock"), which shares will be restricted for a period of time as determined by the Compensation Committee. The restricted period may be shortened by the attainment of specified objectives. During the restricted period, the participant may not sell, assign, transfer, pledge, margin or otherwise encumber the shares. With limited exceptions, the participant will forfeit Restricted Stock under the Executive Stock Award Plan if he or she ceases to be an employee of PW or any of its subsidiaries during the restricted period. The Compensation Committee or the applicable award agreement may also specify or waive forfeiture upon specified events resulting in the termination of employment. For the past three years, the majority of Restricted Stock awarded under predecessor plans has constituted a portion of each recipient's bonus for the year in lieu of cash.

     The Executive Stock Award Plan also permits the grant of restricted units ("Restricted Units") which are rights to receive PW Common Stock, cash or a combination thereof at the end of a deferral period specified by the Compensation Committee. Restricted Units may be subject to such restrictions as the Compensation Committee may impose. The restricted period may be shortened by the attainment of specified objectives. Subject to the right of the Compensation Committee to waive forfeiture, Restricted Units may be forfeited if the participant ceases to be an employee of PW or any of its subsidiaries during the deferral period. Unless the award states otherwise, dividend equivalents on the specified number of shares of PW Common Stock covered by the Restricted Unit will be paid in cash or PW Common Stock or reinvested in additional Restricted Units, other awards under the Executive Stock Award Plan or other investment vehicles as the Compensation Committee determines or the recipient elects. Restricted Units may be further deferred at the election of the participants.

     Under the Executive Stock Award Plan, the Compensation Committee may also grant PW Common Stock as a bonus, or grant PW Common Stock or other awards in lieu of PW's obligations to pay cash or deliver other property under other plans, except that, in the case of participants subject to Section 16 of the Exchange Act, such grants or awards will generally be made in a manner that complies with applicable requirements of Rule 16b-3 under the Exchange Act, to the extent that such compliance is deemed necessary or appropriate by the Compensation Committee.

     Under the Executive Stock Award Plan, the Compensation Committee is also authorized to grant dividend equivalents to a participant, entitling the participant to receive cash, PW Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of PW Common Stock, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Executive Stock Award Plan also permits the Compensation Committee to make other forms of awards under the plan which are denominated or payable in whole or in part in PW Common Stock, including purchase rights, convertible securities, book value shares and awards valued with reference to the securities of PW's subsidiaries.

     Awards under the Executive Stock Award Plan may, in the discretion of the Compensation Committee, be granted alone or in tandem with other awards or in substitution for previously granted awards under any plan of the Company. In addition, awards made in lieu of cash compensation may be appropriately discounted (for example, options may be granted with any exercise price that is less than the fair market value of a share of PW Common Stock at the time of grant) to take into account the value of the forgone cash compensation.

     The Executive Stock Award Plan permits the Compensation Committee to specify that the exercisability or settlement of awards (other than an option or SAR granted with an exercise price equal to 100% of the fair market value of a share of PW Common Stock at the time of grant) may be conditioned upon the achievement of objective performance goals, if the award is granted to an executive officer of the Company whose compensation, at the time of grant, is subject to the limit on deductible compensation under Section 162(m) of the Internal Revenue Code. The Executive Stock

Award Plan contemplates that only the following performance goals may be selected by the Compensation Committee: (1) net earnings, (2) fully diluted earnings per share, (3) return on average common equity, (4) pre-tax income, and
(5) annual pre-tax operating income before accounting for restructuring and discontinued operations and certain other costs. Achievement of the goals will be measured over a performance period that may extend for up to four years, as specified by the Compensation Committee. The Executive Stock Award Plan contemplates that the Compensation Committee will establish the targets applicable to the performance goals for each performance period. The plan permits the Compensation Committee to provide that awards will be payable upon achievement of any one of the performance goals or upon achievement of two or more goals applicable to the performance period. The Executive Stock Award Plan permits the Compensation Committee to exercise discretion to reduce the amount of any award payable upon achievement of the performance goals. Performance-based awards are subject to the individual limit discussed above on awards that may be made to a participant in any calendar year.

     The Board may amend, alter, suspend, discontinue, or terminate the Executive Stock Award Plan, except that any such action will be subject to the approval of PW stockholders at the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the PW Common Stock may then be listed or quoted. The Executive Stock Award Plan also permits the Compensation Committee to authorize the establishment of one or more trusts and to contribute cash, PW Common Stock or other property to such trusts to meet PW's obligations under the plan. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Compensation Committee may specify in accordance with applicable law.

     Unless otherwise determined by the Compensation Committee, in the event of a forfeiture of an award with respect to which a participant paid cash or other consideration, the participant shall be repaid the amount of such cash or other consideration.

     The Executive Stock Award Plan became effective February 22, 1994, subject to approval by PW stockholders at the Annual Meeting.

     A copy of the Executive Stock Award Plan is annexed to this Proxy Statement as Annex IV. Stockholders are encouraged to review the Executive Stock Award Plan carefully. Any description in this Proxy Statement of the Executive Stock Award Plan is qualified in its entirety by reference to Annex IV.

     The following is a discussion of certain federal income tax consequences of the issuance and exercise of stock options under the Executive Stock Award Plan to the participant and to the Company. The discussion does not purport to be complete and does not cover, among other things, the state and local tax consequences in connection with the grant and exercise of options.

     In general, a participant will not be subject to tax at the time a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, the participant generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the PW Common Stock at the time of exercise over the exercise price, and will have a tax basis in such shares equal to the cash paid upon exercise plus the amount taxable as ordinary income to the participant. In addition, special rules apply under the Internal Revenue Code which may delay the recognition of income upon exercise of non-qualified stock options by executive officers who are subject to the reporting rules under Section 16(a) of the Exchange Act and would be subject to liability under Sections 16(b) of the Exchange Act.

     The Company generally will be entitled to a deduction in the amount of a participant's ordinary income at the time such income is recognized by the participant upon the exercise of a non-qualified stock option. It is currently intended that income recognized by participants upon the exercise of non-qualified stock options granted under the Executive Stock Award Plan will not be subject to the $1 million dollar limit on deductible compensation imposed by
Section 162(m) of the Internal Revenue Code and will therefore be deductible by the Company. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the exercise of a non-qualified stock option.

     No taxable income will be realized by an option holder upon the grant or exercise of an ISO. If shares of PW Common Stock are issued to the participant pursuant to the exercise of an ISO granted under the Executive Stock Award Plan and if a disqualifying disposition of such shares is not made by such option holder (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of such shares by such option holder), then
(i) upon sale of such shares, any amount realized in excess of the exercise price of the ISO will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the Company. However, if shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (x) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price thereof, and
(y) the Company will be entitled to deduct an amount equal to such income. Any additional gain recognized by the participant upon a disposition of such shares prior to the expiration of the holding period described above will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction by the Company.

     The amount by which the fair market value of the PW Common Stock on the exercise date of an ISO exceeds the exercise price generally will constitute an item which increases the participant's "alternative minimum taxable income."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EXECUTIVE STOCK AWARD PLAN. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all the shares of PW Common Stock present in person or by proxy at the Annual Meeting is required for adoption of the proposal concerning the Executive Stock Award Plan. Under applicable Delaware law, in determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will have no impact on such matter since they are not considered "shares present" for voting purposes.

                    VI. SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the accounting firm of Ernst & Young to examine PW's accounts for the 1994 fiscal year. Ernst & Young is the result of a merger in 1989 between Ernst & Whinney and Arthur Young & Company. Arthur Young & Company had been the independent public accountants of PW and predecessor entities since 1943. The submission of the selection of Ernst & Young to the stockholders of PW is not required. The Board of Directors is, nevertheless, submitting it to the stockholders to ascertain their views. If the selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent public accountants.

     It is expected that a representative of Ernst & Young will attend the Annual Meeting. He or she will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate stockholder questions.

     The Board of Directors unanimously recommends a vote FOR ratification of the selection of Ernst & Young as PW's independent public accountants.

              VII. OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     As of the date of this Proxy Statement, the Company does not intend to present and has not been informed that any other person intends to present any matter for action not specified herein. If any other matters properly come before the Annual Meeting, it is intended that the holders of proxies will vote in respect thereof in accordance with their best judgment.

                     STOCKHOLDER PROPOSALS FOR 1995 MEETING

     Proposals of stockholders intended for presentation at the 1995 Annual Meeting must be received by the office of the Secretary of PW no later than December 1, 1994.

                                                              Theodore A. Levine
                                                                 Secretary

                                                                         ANNEX I

                        PROPOSED AMENDMENT TO ARTICLE IV
                  OF THE RESTATED CERTIFICATE OF INCORPORATION
                           OF PAINE WEBBER GROUP INC.

     Article IV, Section 1, is hereby amended to read in its entirety as follows:

     SECTION 1. Shares, Classes and Series Authorized. The total number of shares of capital stock which the Corporation shall have authority to issue is 20,000,000 shares of Series Preferred Stock of the par value of $20 each and 200,000,000 shares of Common Stock of the par value of $1 each. Such Series Preferred Stock and Common Stock are sometimes hereinafter collectively called "capital stock."

                                                                        ANNEX II

                             PAINEWEBBER GROUP INC.

                    1994 NON-EMPLOYEE DIRECTORS' STOCK PLAN

     1. Purpose. The purpose of this 1994 Non-Employee Directors' Stock Plan (the "Plan") of Paine Webber Group Inc. ("PaineWebber") is to promote ownership by non-employee directors of a greater proprietary interest in PaineWebber, thereby aligning such directors' interests more closely with the interests of stockholders of PaineWebber, and to assist PaineWebber in attracting and retaining highly qualified persons to serve as non-employee directors.

     2. Definitions. In addition to terms defined elsewhere in the Plan, the following additional terms are defined as set forth below:

          (a) "Change in Control" shall mean the occurrence of any of the following events:

        (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than PaineWebber, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of PaineWebber or a subsidiary, or any corporation owned, directly or indirectly, by the stockholders of PaineWebber in substantially the same proportions as their contemporaneous ownership of voting securities of PaineWebber, is or becomes a "20% Beneficial Owner." For purposes of this provision, a "20% Beneficial Owner" shall mean a person who is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
             Act), directly or indirectly, of securities of PaineWebber representing 20% or more of the combined voting power of PaineWebber's then-outstanding voting securities (a "20% Beneficial Owner"); provided that (A) the term "20% Beneficial Owner" shall not include any Beneficial Owner who has crossed such 20% threshold solely as a result of an acquisition of securities directly from PaineWebber, or solely as a result of an acquisition by PaineWebber of PaineWebber securities, until such time thereafter as such person acquires additional voting securities other than directly from Paine-
             Webber and, after giving effect to such acquisition, such person would constitute a 20% Beneficial Owner and (B) with respect to any person who is and remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to PaineWebber securities, there shall be excluded from the number of securities deemed to be beneficially owned by such person for purposes of determining whether such person is a 20% Beneficial Owner a number of securities representing 10% of the combined voting power of PaineWebber's then-outstanding voting securities;

        (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of PaineWebber, together with any new director (other than a director designated by a person who has entered into an agreement with PaineWebber to effect a transaction described in paragraph (i),
             (iii), or (iv) hereof) whose election by the Board or nomination for election by PaineWebber's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

        (iii) the stockholders of PaineWebber approve a merger, consolidation, recapitalization, or reorganization of PaineWebber, or a reverse stock split of any class of voting securities of PaineWebber, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 80% of the total voting power represented by the voting securities of PaineWebber or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of PaineWebber outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph
             (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 80% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of PaineWebber or such surviving entity or of any subsidiary of PaineWebber or such surviving entity;

        (iv) the stockholders of PaineWebber approve a plan of complete liquidation of PaineWebber or an agreement for the sale or disposition by PaineWebber of all or substantially all of PaineWebber's assets (or any transaction having similar effect); or

        (v) any other event which the Board of Directors determines shall constitute a Change in Control for purposes of this Plan;

     provided that a Change in Control shall not be deemed to have occurred if, prior to the occurrence of a specified event that would otherwise constitute a Change in Control under paragraphs (i) through (iv) hereof, the Continuing Directors of PaineWebber then in office, by a majority vote thereof, determine that the occurrence of such specified event shall not be deemed to be a Change in Control hereunder or shall not be deemed to be a Change in Control with respect to a particular Participant under this Plan if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of PaineWebber or its subsidiaries.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time including regulations thereunder and successor provisions and regulations thereto.

          (c) "Deferred Stock" shall mean the credits to a Participant's deferral account under Section 8, each of which represents the right to receive one share of Stock upon settlement of the deferral account; Deferral accounts, and Deferred Stock credited thereto, are maintained solely as bookkeeping entries by PaineWebber evidencing unfunded, non-transferable obligations of PaineWebber.

          (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (e) "Fair Market Value" of Stock as of any given date shall be the mean between the high and low sales prices of Stock on the stock exchange or market on which Stock is primarily traded on the date as of which such value is being determined or, if there shall be no sale on that date, then on the basis of the average of the high and low sales prices of Stock on the nearest date before and the nearest date after the date on which such value is being determined.

          (f) "Option" shall mean the right, granted to a Participant under
     Section 6, to purchase Stock at the exercise price for a specified period of time under the Plan.

          (g) "Participant" shall mean a non-employee director who is eligible to receive and is granted Options or Stock, or who defers fees or Stock in the form of Deferred Stock, under the Plan.

          (h) "Stock" shall mean the Common Stock of PaineWebber, par value $1 per share, and such other securities as may be substituted (or resubstituted) for Stock or such other securities pursuant to Section 9.

     3. Shares Available Under the Plan. The total number of shares of Stock reserved and available for delivery under the Plan is 600,000, subject to adjustment as provided in Section 9 below. Such shares may be authorized but unissued shares or treasury shares. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will again be available for delivery under the Plan.

     4. Administration of the Plan. The Plan will be administered by the Board of Directors of PaineWebber, provided that any action by the Board of Directors relating to the Plan will be taken only if approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the Plan.

     5. Eligibility. Each director of PaineWebber who, on any date on which an Option or Stock is to be granted under Section 6 or 7 or on which fees are to be deferred under Section 8, is not an employee of PaineWebber or any subsidiary of PaineWebber, will be eligible to receive Options or Stock or defer fees under the Plan at such date. No person other than those specified in this Section 5 will participate in the Plan.

     6. Stock Options. An Option to purchase 15,000 shares of Stock will be granted to each director of PaineWebber who is then eligible to receive an Option grant on the effective date of the Plan and, beginning in 1999 and each fifth year thereafter, at the close of business of each annual meeting of stockholders at which directors (or a class of directors if PaineWebber then has a classified Board of Directors) are elected or reelected by PaineWebber's stockholders (the "Annual Meeting"). In addition, an Option to purchase 15,000 shares of Stock will be granted to each person who is first elected or appointed after the effective date of the Plan to serve as a director of PaineWebber at the date of such election or appointment, if such director is then eligible to receive an Option grant. The foregoing notwithstanding, no director may be granted Options to purchase more than 15,000 shares during any one calendar year under the Plan. Options granted under the Plan will be non-qualified stock options which will be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under an Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.

          (b) Option Term. Each Option will expire at the earliest of (i) ten years after the date of grant, (ii) 36 months after the Participant ceases to serve as a director of PaineWebber due to death, disability, or retirement at or after age 65, (iii) 12 months after the Participant ceases to serve as a director of PaineWebber for any reason other than death, disability, or retirement at or after age 65 or (iv) immediately upon the Participant's removal for cause.

          (c) Exercisability. Each Option will become exercisable as to 100% of the Option Shares on the third anniversary of the date of grant, and will thereafter remain exercisable until the Option expires; provided that an Option previously granted to a Participant (i) will be fully exercisable in the event of a Change in Control, (ii) will be fully exercisable after the Participant ceases to serve as a director of PaineWebber due to death, disability, or retirement at or after age 65, and (iii) will be exercisable after the Participant ceases to serve as a director of PaineWebber for any reason other than death, disability, or retirement at or after age 65 only if the Option was exercisable at the date of such cessation of service.

          (d) Method of Exercise. Each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by giving written notice of exercise to PaineWebber specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Stock of PaineWebber acquired by the Participant at least six months prior to the exercise date and having a Fair Market Value at the time of exercise equal to the exercise price, or a combination of a cash payment and surrender of such Stock.

     7. Stock Grants. 375 shares of Stock will be granted to each director of PaineWebber who is then eligible to receive such grant on the effective date of the Plan and, beginning in 1995, at the close of business of each Annual Meeting. The foregoing notwithstanding, no director may be granted more than 375 shares during any one calendar year under the Plan.

          (a) Condition of Grant and Delivery. The grant and delivery of Stock hereunder shall be contingent upon the Participant's agreeing to serve as a director of PaineWebber and serving as such through the first meeting of the Board of Directors at or after the date of the grant. As promptly as practicable thereafter, PaineWebber will deliver to the Participant one or more certificates representing the Stock, registered in the name of the Participant (or, if directed by the Participant, in the joint names of the Participant and his or her spouse).

          (b) Rights of the Participant. A Participant granted Stock hereunder will have all of the rights of a holder of the Stock, including the right to receive dividends paid on such Stock and the right to vote such Stock. Upon delivery, such Stock will be non-forfeitable.

     (8) Deferral of Fees in Deferred Stock. Each director of PaineWebber may elect to defer fees and Stock received in his or her capacity as a director (including annual retainer fees and fees for service on committees or as chairman thereof) under the terms and conditions set forth in this Section 8, provided that such director is eligible to defer fees at the date any such fee is otherwise payable.

          (a) Deferral Elections. Each director who elects to defer fees and Stock for any calendar year must file an irrevocable written deferral election with the Chief Administrative Officer of PaineWebber Incorporated no later than the June 30 of the preceding year, provided that, with respect to 1994, directors may file such election at any time prior to the effective date of the Plan, and any newly elected or appointed director may file such election not later than 30 days after the date of such election or appointment. Any election of the director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form. The election to defer must specify the following:

        (i) A percentage of the Participant's fees for the year to be deferred under the Plan;

        (ii) A percentage of the Participant's Stock grant for the year to be deferred under the Plan;

        (iii) Whether dividend equivalents on amounts credited to the Participant's deferral account will be paid directly to the Participant or credited to his or her deferral account and deemed to be reinvested in Deferred Stock;

        (iv)  The period during which receipt will be deferred; and

        (v) The date(s) and/or event(s) on which payment(s) will be made and whether in lump sum or installments, provided no such payments shall be made more than ten years after the Participant ceases to be a director.

     In the event directors' fees or Stock grants are increased during any year, a Participant's deferral election in effect for such year will apply to the amount of such increase. Notwithstanding anything to the contrary in the Plan or any deferral election form, the amounts credited to a Participant's deferral account shall be paid in a single installment promptly following a Change in Control.

          (b) Crediting of Amounts to Deferral Account. PaineWebber will establish a deferral account for each Participant who elects to defer fees or Stock under this Section 8 and will credit such deferral account with an amount, expressed as Deferred Stock, equal to the number of shares of Stock having an aggregate Fair Market Value at the date the deferred fees or Stock would have otherwise been payable equal to the amount of such fees or Stock deferred. The amount of Deferred Stock so credited shall include fractional shares carried to three decimal places. The foregoing notwithstanding, if any deferral occurs less than six months after the Participant filed the irrevocable election with respect to such deferral, the amount deferred shall be credited to the Participant's deferral account as cash, accruing deemed interest thereon at the Applicable Federal Rate promulgated under Section 1274(d) of the Code for short-term loans with semiannual compounding, until the date six months plus one day after the date of the irrevocable election, at which time the deferral account will be credited with an amount, expressed as Deferred Stock, equal to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the cash amount plus interest then credited to the deferral account (and such cash credits will be eliminated).

          (c) Payment or Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Stock, a Participant shall be entitled to be paid an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of shares of Deferred Stock (including fractions) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall, in accordance with the Participant's election under Section 8(a), either be paid directly to the Participant or credited to the Participant's deferral account as an amount, in shares of Deferred Stock, equal to the number of shares of Stock having an aggregate Fair Market Value at the payment date of the dividend or distribution equal to the value of such dividend equivalents.

          (d) Vesting. The interest of each Participant in any benefit payable with respect to a deferral account hereunder shall be at all times fully vested and non-forfeitable.

          (e) Designation of Beneficiary. Each Participant may designate one or more beneficiaries to receive the amounts distributable from the Participant's deferral account under the Plan in the event of such Participant's death, on forms provided by the Chief Administrative Officer of PaineWebber Incorporated. PaineWebber may rely upon the beneficiary designation last filed in accordance with the terms of the Plan.

          (f) Settlement of Deferral Account. PaineWebber will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) the number of shares of Stock equal to the number of whole shares of Deferred Stock credited to the deferral account (or a specified portion in the event of any partial settlement), with cash to be paid in lieu of any fractional share remaining at a time that less than one whole share of Deferred Stock is credited to such deferral account.

     9. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event, affects the Stock such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Board of Directors shall, in a manner that is proportionate to the change to the Stock and is otherwise equitable, adjust any or all of (i) the number and kind of shares of Stock reserved for issuance under the Plan, (ii) the number and kind of shares of Stock to be subject to each automatic grant of Options and Stock under Sections 6 and 7, (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option), and (iv) the number and kind of shares of Stock to be delivered upon settlement of deferral accounts under Section 8. The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to maintain the proportionate interest of a Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and Deferred Stock and potential grants of Options and Stock. If at any date an insufficient number of shares is available for the automatic grant of Options or Stock or the deferral of fees at that date, Stock will first be automatically granted under Section 6 proportionately to Participants, to the extent shares are available, and then, if any shares remain, Options will be automatically granted under Section 7 proportionately to Participants, to the extent shares are available, and then, if any shares remain, fees shall be deferred in the form of Deferred Stock proportionately among Participants under Section 8, to the extent shares are available.

     10. Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or Stock under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of PaineWebber's stockholders at the Annual Meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if the Board of Directors determines in its discretion to seek such stockholder approval; provided that, without the consent of an affected Participant, no such action may impair the rights of such Participant with respect to any previously granted Option or shares of Stock or any previous deferral under the Plan; and provided further, that any Plan provision that specifies the directors who may receive grants of Options or Stock, the amount and price of securities to be granted to such directors, and the timing of grants to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

     11. General Provisions.

          (a) Consideration for Grants; Agreements. Options and Stock shall be granted under the Plan in consideration of the services of Participants and, except for the payment of the exercise price in the case of an Option, no other consideration shall be required therefor. Grants of Options will be evidenced by agreements executed by PaineWebber and the Participant containing the terms and conditions set forth in the Plan together with such other terms and conditions not inconsistent with the Plan as the Board of Directors may from time to time approve.

          (b) Compliance with Laws and Obligations. PaineWebber shall not be obligated to issue or deliver Stock in connection with any Option, any grant of Stock, or settlement of any deferral account in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law, any requirement under any listing agreement between PaineWebber and the New York Stock Exchange or any other national securities exchange or automated quotation system, or subject to any other law, regulation, or contractual obligation, until PaineWebber is satisfied that such laws, regulations, and other obligations of PaineWebber have been complied with in full. Certificates representing shares of Stock delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of PaineWebber, including any requirement that a legend or legends be placed thereon.

          (c) Non-transferability. Options, Deferred Stock, and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c)(3) under the Exchange Act shall not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative.

          (d) Compliance with Rule 16b-3. It is the intent of PaineWebber that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options or Stock or deferral of fees in the form of Deferred Stock to or by a Participant. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such Participant, or would cause any Participant to no longer be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. In addition, the Board of Directors shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder or take other action if and to the extent such authority would cause a Participant's transactions under the Plan not to be exempt, or Participants no longer to be deemed "disinterested persons," under Rule 16b-3 under the Exchange Act.

          (e) Future Service as an Employee. If a Participant ceases serving as a director and, immediately thereafter, he or she is employed by PaineWebber or any subsidiary, then, solely for the purposes of Section 6(b) and (c) of the Plan, such Participant shall not be deemed to have ceased service as a director at that time, and his or her continued employment by PaineWebber or any subsidiary shall be deemed to be continued service as a director; provided that such former director shall not be eligible for additional grants of Options or Stock or deferrals under the Plan.

          (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder shall confer upon any Participant any right to continue to serve as a director of PaineWebber.

          (g) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder shall confer upon any Participant any rights of a stockholder of PaineWebber unless and until shares of Stock are in fact issued to such Participant upon the valid exercise of an Option or delivered under Section 7 or upon settlement of deferral accounts under
     Section 8.

          (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     12. Effective Date and Duration of Plan. The Plan shall become effective upon approval by PaineWebber stockholders. Unless earlier terminated by action of the Board of Directors, the Plan shall remain in effect until such time as no Stock remains available for issuance under the Plan and PaineWebber has no further rights or obligations under the Plan with respect to outstanding Options or Deferred Stock under the Plan.

                                                                       ANNEX III

                            PAINE WEBBER GROUP INC.

                   1994 EXECUTIVE INCENTIVE COMPENSATION PLAN

     1. Purposes. The purposes of this 1994 Executive Incentive Compensation Plan are to provide an incentive to executive officers and other selected key executives of Paine Webber Group Inc. ("PaineWebber") to contribute to the growth and annual profitability of PaineWebber and its subsidiaries, to encourage such executives to remain in the employ of PaineWebber, and to endeavor to qualify the compensation paid under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Compensation Committee of the Board of Directors of PaineWebber.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Annual Profits" shall mean the annual consolidated pre-tax operating income of PaineWebber for the Performance Period before accounting for incentive compensation and corporate charges and the cost of restructuring and discontinued operations.

          (b) "Award" shall mean a portion of the Award Pool payable to a Participant as determined pursuant to Section 4. Awards may be paid in cash, common stock of PaineWebber, and/or other awards authorized by PaineWebber's 1994 Executive Stock Award Plan and 1994 Stock Award Plan, as determined by the Committee. To the extent Awards are paid in a form other than cash, such payments shall count against the number of shares or awards reserved under the 1994 Executive Stock Award Plan or the 1994 Stock Award Plan.

          (c) "Award Pool" shall mean a pool of funds specified by the Committee, in accordance with Section 4, out of which Awards may be made to Participants.

          (d) "Board" shall mean PaineWebber's Board of Directors.

          (e) "Change in Control" shall mean the occurrence of any of the following events:

        (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than PaineWebber, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of PaineWebber or a subsidiary, or any corporation owned, directly or indirectly, by the stockholders of PaineWebber in substantially the same proportions as their contemporaneous ownership of voting securities of PaineWebber, is or becomes a "20% Beneficial Owner." For purposes of this provision, a "20% Beneficial Owner" shall mean a person who is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
             Act), directly or indirectly, of securities of PaineWebber representing 20% or more of the combined voting power of PaineWebber's then-outstanding voting securities (a "20% Beneficial Owner"); provided that (A) the term "20% Beneficial Owner" shall not include any Beneficial Owner who has crossed such 20% threshold solely as a result of an acquisition of securities directly from PaineWebber, or solely as a result of an acquisition by PaineWebber of PaineWebber securities, until such time thereafter as such person acquires additional voting securities other than directly from PaineWebber and, after giving effect to such acquisition, such person would constitute a 20% Beneficial Owner and (B) with respect to any person who is and remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to PaineWebber securities, there shall be excluded from the number of securities deemed to be beneficially owned by such person for purposes of determining whether such person is a 20% Beneficial Owner a number of securities representing 10% of the combined voting power of PaineWebber's then-outstanding voting securities;

        (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of PaineWebber, together with any new director (other than a director designated by a person who has entered into an agreement with PaineWebber to effect a transaction described in paragraph (i), (iii), or (iv) hereof) whose election by the Board or nomination for election by PaineWebber's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

        (iii) the stockholders of PaineWebber approve a merger, consolidation, recapitalization, or reorganization of PaineWebber, or a reserve stock split of any class of voting securities of PaineWebber, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 80% of the total voting power represented by the voting securities of PaineWebber or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of PaineWebber outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 80% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of PaineWebber or such surviving entity or of any subsidiary of PaineWebber or such surviving entity;

        (iv) the stockholders of PaineWebber approve a plan of complete liquidation of PaineWebber or an agreement for the sale or disposition by PaineWebber of all or substantially all of PaineWebber's assets (or any transaction having a similar effect); or

        (v) any other event which the Board of Directors (or the Compensation Committee of the Board of Directors, if and to the extent that the Compensation Committee must exercise sole discretion over the matter in order to comply with applicable requirements of Rule 16b-3 under the Exchange Act) determines shall constitute a Change in Control for purposes of this Plan;

     provided that a Change in Control shall not be deemed to have occurred if, prior to the occurrence of a specified event that would otherwise constitute a Change in Control under paragraphs (i) through (iv) hereof, the Continuing Directors of PaineWebber then in office, by a majority vote thereof, determine that the occurrence of such specified event shall not be deemed to be a Change in Control hereunder or shall not be deemed to be a Change in Control with respect to a particular Participant under this Plan if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of PaineWebber or its subsidiaries.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (g) "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist solely of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

          (h) "Eligible Employee" shall mean each executive officer of PaineWebber, including those employed by subsidiaries, and other key executives selected by the Committee.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (j) "PaineWebber" shall mean Paine Webber Group Inc. and shall include any corporation which is or hereafter becomes a subsidiary corporation of Paine Webber Group Inc. within the meaning of Section 424(f) of the Code.

          (k) "Participant" shall mean an Eligible Employee designated by the Committee to participate in the Plan for a designated Performance Period.

          (l) "Plan" shall mean this Paine Webber Group Inc. 1994 Executive Incentive Compensation Plan.

          (m) "Performance Period" shall mean the calendar year or such other shorter or longer period designated by the Committee, performance during all or part of which a Participant's entitlement to receive payment of an Award is based.

     3. Administration. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan. The Committee is authorized, subject to the provisions of the Plan, in its discretion, from time to time to select Participants; to grant Awards under the Plan; to establish, modify, or rescind such rules and regulations as it deems necessary for the proper administration of the Plan; and to make such determinations and interpretations and to take such steps in connection with the Plan or the Awards granted thereunder as it deems necessary or advisable. All such actions by the Committee under the Plan or with respect to the Awards granted thereunder shall be final and binding on all persons. No member of the Committee shall be liable for any action taken, or determination made, in good faith.

     4. Awards.

          (a) Creation of Award Pool. The Award Pool for each Performance Period shall equal 4.5% of Annual Profits in excess of $100 million and up to $870 million plus 5.5% of Annual Profits in excess of $870 million.

          (b) Allocation of Award Pool. Prior to the commencement of each Performance Period, the Committee shall allocate in writing, on behalf of each Participant, a portion of the Award Pool (not to exceed 33% on behalf of any Participant) to be paid for such Performance Period; provided that the allocation of the Award Pool for the 1994 Performance Period may occur no later than March 31, 1994.

          (c) Adjustments. The Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate the Award Pool or the portion of the Award Pool allocated to any Participant, for any reason, including changes in the position or duties of any Participant with PaineWebber or any subsidiary during a Performance Period, whether due to any termination of employment (including death, disability, retirement, or termination with or without cause) or otherwise. In addition, the Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to adjust or modify the calculation of Annual Profits, the Award Pool, and allocations thereunder, in order to prevent dilution or enlargement of the rights of Participants, (i) in the event of any dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, reorganization, merger, consolidation, spin off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event, (ii) in recognition of any other unusual or nonrecurring events affecting PaineWebber, any subsidiary, or any business division or unit or the financial statements of PaineWebber or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions, and (iii) in view of the Committee's assessment of the business strategy of the Company and divisions and subsidiaries thereof, performance of comparable organizations, economic and business conditions, personal performance of the Participant, and any other circumstances deemed relevant; provided that, unless otherwise determined by the Committee in its sole discretion, no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards to fail to qualify as "performance-based compensation" under
     Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)).

          (d) Payment of Awards.

          (i) Following the completion of each Performance Period, the Committee shall certify in writing the amount of the Award Pool and the Awards payable to Participants.

          (ii) Except as provided below, each Participant shall receive payment, in a cash lump sum, of his or her Award as soon as practicable following the determination in respect thereof made pursuant to this Section 4(d).

          (iii) The Committee may specify, either before or after completion of any Performance Period, that all or a portion of any Award shall be paid by issuance or delivery of shares of PaineWebber's common stock or other awards, including restricted stock and/or restricted units, as authorized by PaineWebber's 1994 Executive Stock Award Plan or 1994 Stock Award Plan, having a fair market value equal to the cash value of the Award that would otherwise have been payable. Such shares or other awards shall be subject to such conditions, including deferral of delivery, restrictions on transferability, and other terms and conditions as shall be specified by the Committee. The fair market value of any stock-based payment shall be determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of PaineWebber common stock as of any given date shall be the mean between the high and low sales prices of PaineWebber common stock on the stock exchange or market on which the stock is primarily traded on the date as of which such value is being determined, or if there shall be no sale on that date, then on the basis of the average of the high and low sales prices of PaineWebber common stock on the nearest date before and the nearest date after the date on which such value is being determined.

          (iv) Each Participant shall have the right to defer receipt of part or all of any payment due with respect to an Award, subject to the terms, conditions and administrative guidelines of the PaineWebber Senior Officer Deferred Compensation Plan or other applicable deferred compensation plan of PaineWebber or its subsidiaries.

          (v) In the event a Participant terminates employment for any reason during a Performance Period or prior to Award payment, he or she (or his or her beneficiary, in the case of death) shall not be entitled to receive any Award for such Performance Period unless the Committee, in its sole and absolute discretion, elects to pay an Award to such Participant.

          (vi) In the event of the death of a Participant, any payments hereunder due to such Participant shall be paid to his or her beneficiary as designated in writing to the Committee or, failing such designation, to his or her estate, unless otherwise provided in an irrevocable deferral election form filed by the Participant. No beneficiary designation shall be effective unless it is in writing and received by the Committee prior to the date of death of the Participant.

          (vii) In the event of a Change in Control, the Award Pool shall be computed as if the Performance Period ended immediately prior to the Change in Control, and the Award Pool shall be computed by annualizing the amount of the Annual Profits achieved during such Performance Period. Notwithstanding Section 4(c), in the event of a Change in Control, the Committee shall not be authorized to reduce or eliminate the Award Pool or the portion of the Award Pool allocated to any Participant; provided that a Participant's Award to which he or she would otherwise be entitled shall be multiplied by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is 365. Any resulting amount hereunder due to a Participant shall be paid in a cash lump sum no later than fifteen (15) days after a Change in Control unless otherwise provided in an irrevocable deferral election form filed by the Participant prior to such event.

     5. General Provisions

          (a) Taxes. PaineWebber or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of PaineWebber common stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable PaineWebber and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for PaineWebber to withhold or receive PaineWebber common stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (b) Limitations on Rights Conferred under Plan and
     Beneficiaries. Neither status as a Participant nor receipt nor completion of a deferral election form shall be construed as a commitment that any Award will become payable under the Plan. Nothing contained in the Plan or in any documents related to the Plan or to any Award shall confer upon any Eligible Employee or Participant any right to continue as an Eligible Employee, Participant or in the employ of PaineWebber or a subsidiary or constitute any contract or agreement of employment, or interfere in any way with the right of PaineWebber or a subsidiary to reduce such person's compensation, to change the position held by such person or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. No benefit payable under, or interest in, this Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.

          (c) Changes to the Plan and Awards. Notwithstanding anything herein to the contrary, the Board may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any Award theretofore awarded to any Participant which has not been settled (either by payment or deferral). No Award may be granted during any suspension of the Plan or after its termination. Any such amendment may be made without stockholder approval.

          (d) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any amounts payable to a Participant pursuant to an Award, nothing contained in the Plan (or in any documents related thereto), nor the creation or adoption of the Plan, the grant of any Award, or the taking of any other action pursuant to the Plan shall give any such Participant any rights that are greater than those of a general creditor of PaineWebber; provided that the Committee may authorize the creation of trusts and deposit therein cash, stock, or other property or make other arrangements, to meet PaineWebber's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify in accordance with applicable law.

          (e) Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of PaineWebber for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem necessary.

          (f) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (g) Effective Date. The Plan shall become effective on January 1, 1994, subject to subsequent approval thereof by PaineWebber's stockholders at the 1994 annual meeting and shall remain in effect until it has been terminated pursuant to Section 5(f).

                                                                        ANNEX IV

                            PAINE WEBBER GROUP INC.

                        1994 EXECUTIVE STOCK AWARD PLAN

     1. Purpose. The purpose of this 1994 Executive Stock Award Plan (the "Plan") is to assist Paine Webber Group Inc. ("PaineWebber") and its subsidiaries in attracting, retaining, and rewarding high-quality executive officers and other key executives, enabling such executives to acquire or increase a proprietary interest in PaineWebber in order to strengthen the mutuality of interests between such executives and PaineWebber's stockholders, and providing such executives with performance incentives to expend their maximum efforts in the creation of long-term stockholder value. The Plan is also intended to endeavor to qualify the compensation awarded under the Plan for tax deductibility under Section 162(m) of the Internal Revenue Code to the extent deemed appropriate by the Compensation Committee of the Board of Directors of PaineWebber.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Restricted Units, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The following additional terms shall be defined as set forth below:

          (a) "Board" shall mean PaineWebber's Board of Directors.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (c) "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist solely of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act.

          (d) "Eligible Employee" shall mean each executive officer of PaineWebber, including those employed by subsidiaries, and other key executives selected by the Committee.

          (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (f) "Fair Market Value" shall mean the fair market value of Stock, Awards, or other property determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be the mean between the high and low sales prices of Stock on the stock exchange or market on which Stock is primarily traded on the date as of which such value is being determined and the four preceding trading days on which a sale occurred.

          (g) "ISO" shall mean any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (h) "Participant" shall mean an Eligible Employee who has been granted an Award under the Plan.

          (i) "PaineWebber" shall mean Paine Webber Group Inc.

          (j) "Stock" shall mean PaineWebber's Common Stock, par value $1.00 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 4.

     3. Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Participants, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. The Committee shall exercise sole and exclusive discretion on any matter relating to a Participant subject to Section 16 of the Exchange Act. Any action of the Committee shall be final, conclusive, and binding on all persons, including PaineWebber, its subsidiaries, Participants, persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of PaineWebber or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to
     Section 16 of the Exchange Act, to perform any such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

          (c) Limitation of Liability. The Committee may appoint agents to assist it in administering the Plan. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or employee of PaineWebber or a subsidiary, PaineWebber's independent certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of PaineWebber or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by PaineWebber with respect to any such action or determination.

     4. Stock Subject to Plan. Subject to adjustment as provided in Section 8(c), the total number of shares of Stock reserved and available for issuance in connection with Awards granted under the Plan in each calendar year during any part of which the Plan is in effect shall be 975,000; provided that such number shall be increased in any calendar year by the number of shares of Stock which were available in such previous calendar years but which neither are subject to outstanding Awards nor were previously delivered to Participants (or a trust established under Section 9(g)) in settlement of Awards. In addition, during the term in which the Plan is in effect, the number of shares of Stock reserved and available for issuance in connection with Awards under the Plan shall include the remaining shares of Stock that are available or become available following termination of the PaineWebber 1990 Stock Award and Option Plan. Notwithstanding anything to the contrary, no more than 1,500,000 shares of Stock shall be available for grants of ISOs or Stock Appreciation Rights in tandem with ISOs. When Awards that may be settled by delivery of stock to the Participant are granted and while they are outstanding, shares relating to an Award will be counted against the limitation set forth in this Section 4 in accordance with Rule 16b-3. In the case of Awards valued by reference to Stock but which may be settled only by delivery to the Participant of cash or property other than Stock ("Other Awards"), no such Other Award may be granted if and to the extent that a number of shares to which such Other Award relates, when added to the number of shares to which all Other Awards relate, exceeds a number equal to the total number of shares of Stock reserved and available in such calendar year (without adjustment for grants in that year of Awards that may be settled by delivery of Stock to Participants). The Committee may adopt reasonable counting procedures, consistent with Rule 16b-3, to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award that is forfeited or settled in cash or otherwise terminated without a delivery of shares to the Participant, including shares withheld in payment of taxes relating to Awards and the number of shares equal to the number of shares surrendered in payment of the exercise price of Options (or any other Awards in the nature of purchase rights) or taxes relating to Awards, will again be available for Awards under the Plan, except that, if any such shares could not again be available under Rule 16b-3 for Awards to a Participant who is subject to Section 16 of the Exchange Act, such shares shall be available exclusively for Awards to Participants who are not subject to

Section 16. Any shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     5. Eligibility. Eligible Employees may be granted Awards under the Plan. In each calendar year during any part of which the Plan is in effect, an Eligible Employee may not be granted Awards relating to more than 450,000 shares of Stock, subject to adjustment as provided in Section 8(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f) or 6(h) of the Plan. With respect to cash awards under Section 6(h) or Other Awards settled in cash, no amount may be paid that exceeds the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence).

     6. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant. The Committee shall retain full power to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is specifically authorized to require other forms of consideration by the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, only services may be required as consideration for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option except as provided under Section 7(a) hereof.

          (ii) Time and Method of Exercise. The Committee shall at the date of grant or thereafter, determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards issued under other PaineWebber plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirements that no ISO shall be granted more than ten years after the effective date of the Plan, no ISO shall be exercisable more than ten years after the date of grant, and ISOs shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

          (c) Stock Appreciation Rights. The committee is authorized to grant Stock Appreciation Rights ("SARs") to Participants on the following terms and conditions:

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise, or, in the case of a "Limited SAR," the Fair Market Value determined by reference to amounts paid or payable in connection with a change in control of PaineWebber, as specified by the

               Committee), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a change in control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon. During the restricted period applicable to the Restricted Stock, subject to Section 8(b) below, the Restricted Stock may not be sold, transferred, pledged, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by PaineWebber; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require such certificates to bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, with PaineWebber to retain physical possession of the certificates, and/or the Participant to deliver a stock power to PaineWebber, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan.

          (e) Restricted Units. The Committee is authorized to grant Restricted Units ("RUs") to Participants which are rights to receive Stock, cash or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an RU Award will occur upon expiration of the deferral period specified for an Award of RUs by the Committee (or, if permitted by the

               Committee, as elected by the Participant). In addition, RUs shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine. RU Awards may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RU Award, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RUs), all RUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RUs will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RUs.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by the RU Award will be paid with respect to RU Awards either at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional RUs, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions, a risk of forfeiture, and/or deferral to the same extent as the RUs with respect to which such Stock or other property has been distributed.

          (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of PaineWebber obligations to pay cash or deliver other property under other plans, provided that, in the case of Participants subject to
     Section 16 of the Exchange Act, such grants or Awards are made in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from liability under Section 16(b) of the Exchange Act, to the extent such compliance is deemed necessary or appropriate by the Committee. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles as the Committee may specify.

          (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of PaineWebber or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the

     Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be authorized pursuant to this
     Section 6(h).

     7. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or award granted under any plan of PaineWebber, any subsidiary, or any business entity to be acquired by PaineWebber or a subsidiary, or any other right of a Participant to receive payment from PaineWebber or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, grants of Awards in lieu of cash compensation, including in lieu of cash amounts payable under other plans of PaineWebber, in which the value of Stock subject to the Award is equal to the value of the cash compensation (for example, RUs or Restricted Stock), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered), are specifically authorized.

          (b) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. Any Award subject to such conditions may be denominated "performance shares," "performance units," or any other title deemed appropriate by the Committee.

          (c) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any ISO or any SAR granted in tandem therewith exceed a period of ten years (or such shorter term as may be required under Section 422 of the Code).

          (d) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by PaineWebber or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, including a change in control as defined by the Committee. Installment or deferred payments may be required by the Committee (subject to Section 8(e) of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

          (e) Rule 16b-3 Compliance. It is the intent of PaineWebber that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

          (f) Performance-Based Awards to "Covered Employee". Other provisions of the Plan notwithstanding, the provisions of this Section 7(f) shall apply to any Award the exercisability or settlement of which is subject to the achievement of performance conditions (other than an Option or SAR granted with an exercise or base price at least equal to 100% of Fair Market Value of Stock on the date of grant) if such Award is granted to a person who, at the time of grant, is a "covered employee." The definition of "covered employee," and other terms used in this Section 7(f), shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder (including Proposed Regulation 1.162-27). The performance goals for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but consistent with this Section 7(f). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)). The following business criteria for PaineWebber on a consolidated basis shall be used by the Committee in connection with a performance goal: (1) net earnings; (2) fully diluted earnings per common share; (3) return on average common equity; (4) pre-tax income; and (5) pre-tax operating income before accounting for incentive compensation and corporate charges for the cost of advertising, systems development, finance, credit, treasury, human resources, President's Group, Chairman's Office, restructuring and discontinued operations.

          Achievement of performance goals shall be measured over a period of one, two, three or four years, as specified by the Committee. No business criteria other than those named above may be used in establishing the performance goal for an Award to a covered employee. For each such Award relating to a covered employee, the Committee shall establish the targeted level or levels of performance for each business criterion. Performance goals may differ for Awards under this Section 7(f) to different covered employees. The Committee may determine that an Award under this Section 7(f) shall be payable upon achievement of any one of the performance goals or may require that two or more of the performance goals must be achieved in order for an Award to be payable. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award under this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance goals shall be made in writing. The Committee may not delegate any responsibility under this Section 7(f).

     8. General Provisions.

          (a) Compliance With Legal and Other Requirements. PaineWebber may, in its discretion, postpone the issuance or delivery of Stock under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other PaineWebber securities are listed or designated, or compliance with any other contractual obligation of PaineWebber, as PaineWebber may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, listing or designation, or other contractual obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to or in favor or subject to any lien, obligation, or liability of such Participant to any party other than PaineWebber or a subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards or rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, subject to the transferability restrictions applicable to derivative securities under Rule 16b-3 of the Exchange Act and the limits on the transferability of Options under any registration statement in effect and applicable to the grant and exercise of such Options, the Committee may, in its sole discretion, provide that Awards or other rights or interests of a

     Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

          (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event, affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards (including the limitations set forth in Sections 4 and 5), (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award; provided, in each case, that, with respect to ISOs, no such adjustment shall be authorized or made to the extent that such authority or the making of such adjustment would cause the Plan or the ISO not to comply with Section 422 of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting PaineWebber, any subsidiary, or any business division or unit, or the financial statements of PaineWebber or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company and divisions and subsidiaries thereof, performance of comparable organizations, economic and business conditions, personal performance of the Participant, and any other circumstances deemed relevant; provided that, unless otherwise determined by the Committee in its sole discretion, no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, or Awards subject to Section 7(f), granted to "covered employees" (as defined in Section 7(f) hereof) to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)).

          (d) Taxes. PaineWebber or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable PaineWebber and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for PaineWebber to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of PaineWebber's stockholders at not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award agreement relating thereto; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee, Participant or in the employ of PaineWebber or a subsidiary, (ii) interfering in any way with the right of PaineWebber or a subsidiary to terminate any Eligible Employee's or Participant's employment at any time,
     (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of PaineWebber unless and until the Participant has validly exercised an Option or Stock is otherwise duly issued or transferred to the Participant in accordance with the terms of the Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments payable to a Participant or obligation to issue Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of PaineWebber; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards, or other property, or make other arrangements, to meet PaineWebber's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of PaineWebber for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Effective Date. The Plan shall become effective on February 22, 1994, subject to subsequent approval by PaineWebber stockholders at the 1994 annual meeting.

            CONFIDENTIAL VOTING INSTRUCTIONS TO: MELLON BANK, N.A.

          AS CUSTODIAN UNDER PAINE WEBBER GROUP INC. STOCK AWARD PLAN.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned, having received the accompanying Notice of Annual Meeting and Proxy Statement of Paine Webber Group Inc. ("PW") dated April [ ], 1994, hereby instructs the Custodian to vote as indicated on this instruction card all the shares of PW common stock held for me by the Custodian on March 17, 1994 at the Annual Meeting of Stockholders of PW to be held May 5, 1994 or any adjournment thereof.

   THE SHARES REPRESENTED HEREBY WILL NOT BE VOTED UNLESS THIS INSTRUCTION CARD IS APPROPRIATELY MARKED, DATED, SIGNED AND RETURNED BY MAY 5, 1994.
    IF YOUR SIGNED INSTRUCTION CARD IS RETURNED BUT YOUR PREFERENCE IS NOT
          INDICATED, THE CUSTODIAN WILL NOT VOTE SUCH COMMON STOCK.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5 AND 6
                     SET FORTH ON THE REVERSE SIDE HEREOF.

  (1) ELECTION OF DIRECTORS
      (nominees listed to the right hereof)

                                     FOR
                             All nominees listed
                              (except as marked
                              to the contrary)*
                                     / /

                                   WITHHOLD
                                  AUTHORITY
                               to vote for all
                               nominees listed
                                     / /

*INSTRUCTION: TO WITHHOLD THE PROXIES' AUTHORITY TO VOTE FOR ANY INDIVIDUAL DRAW A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

E.G. Bewkes, Jr., Y. Fujisawa, E. Randall, III, K. Sorimachi

(2) Approval to amend the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's common stock from 100,000,000 shares to 200,000,000 shares

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(3) Approval of the 1994 Non-Employee Directors' Stock Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


(4) Approval of the 1994 Executive Incentive Compensation Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(5) Approval of the 1994 Executive Stock Award Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(6) Ratification of Ernst & Young as PW's independent public accountants.

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

Dated______________________________________________________,  19____


____________________________________________________________________
Signature


____________________________________________________________________
Signature if held jointly


  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

             CONFIDENTIAL VOTING INSTRUCTIONS TO: CITIBANK, N.A.

       AS TRUSTEE UNDER PAINE WEBBER GROUP INC. SAVINGS INVESTMENT PLAN.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned, having received the accompanying Notice of Annual Meeting and Proxy Statement of Paine Webber Group Inc. ("PW") dated April [ ], 1994, hereby instructs the Trustee to vote as indicated on this instruction card all the shares of PW common stock held for me by the Trustee on March 17, 1994 at the Annual Meeting of Stockholders of PW to be held May 5, 1994 or any adjournment thereof.

 THE SHARES REPRESENTED HEREBY WILL NOT BE VOTED UNLESS THIS INSTRUCTION CARD
   IS APPROPRIATELY MARKED, DATED, SIGNED AND RETURNED BY MAY 5, 1994.  IF
     YOUR SIGNED INSTRUCTION CARD IS RETURNED BUT YOUR PREFERENCE IS NOT
           INDICATED, THE TRUSTEE WILL NOT VOTE SUCH COMMON STOCK.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5 AND 6
                     SET FORTH ON THE REVERSE SIDE HEREOF.

  (1) ELECTION OF DIRECTORS
      (nominees listed to the right hereof)

                                     FOR
                             All nominees listed
                              (except as marked
                              to the contrary)*
                                     / /

                                   WITHHOLD
                                  AUTHORITY
                               to vote for all
                               nominees listed
                                     / /

*INSTRUCTION: TO WITHHOLD THE PROXIES' AUTHORITY TO VOTE FOR ANY INDIVIDUAL DRAW A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

E.G. Bewkes, Jr., Y. Fujisawa, E. Randall, III, K. Sorimachi

(2) Approval to amend the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's common stock from 100,000,000 shares to 200,000,000 shares

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(3) Approval of the 1994 Non-Employee Directors' Stock Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


(4) Approval of the 1994 Executive Incentive Compensation Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(5) Approval of the 1994 Executive Stock Award Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(6) Ratification of Ernst & Young as PW's independent public accountants.

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

Dated______________________________________________________,  19____


____________________________________________________________________
Signature


____________________________________________________________________
Signature if held jointly


  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                                     PROXY

                            PAINE WEBBER GROUP INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 1994

         The undersigned, having received the accompanying Notice of Annual Meeting and Proxy Statement of Paine Webber Group Inc. ("PW") dated April [ ], 1994, hereby appoints Donald B. Marron, Pierce R. Smith and Theodore A. Levine and each of them as proxies of the undersigned, with full power of substitution and with discretionary authority as to matters for which my choice is not specified, to vote as indicated on the reverse side hereof all the shares of PW common stock held of record by the undersigned on the books of PW on March 17, 1994 at the Annual Meeting of Stockholders of PW to be held May 5, 1994 or any adjournment thereof.

  SHARES REPRESENTED BY PROXIES THAT ARE DATED, SIGNED AND RETURNED WILL BE
   VOTED "FOR" ITEMS 1 AND 2 IN THE ABSENCE OF CONTRARY INSTRUCTIONS AND IN
    THE PROXIES' DISCRETION ON OTHER BUSINESS PROPERLY BEFORE THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ITEMS SET
                       FORTH ON THE REVERSE SIDE HEREOF.

  (1) ELECTION OF DIRECTORS
      (nominees listed to the right hereof)

                                     FOR
                             All nominees listed
                              (except as marked
                              to the contrary)*
                                     / /

                                   WITHHOLD
                                  AUTHORITY
                               to vote for all
                               nominees listed
                                     / /

*INSTRUCTION: TO WITHHOLD THE PROXIES' AUTHORITY TO VOTE FOR ANY INDIVIDUAL DRAW A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

E.G. Bewkes, Jr., Y. Fujisawa, E. Randall, III, K. Sorimachi

(2) Approval to amend the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's common stock from 100,000,000 shares to 200,000,000 shares

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(3) Approval of the 1994 Non-Employee Directors' Stock Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


(4) Approval of the 1994 Executive Incentive Compensation Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(5) Approval of the 1994 Executive Stock Award Plan

       FOR      AGAINST       ABSTAIN
       / /        / /           / /

(6) Ratification of Ernst & Young as PW's independent public accountants.

       FOR      AGAINST       ABSTAIN
       / /        / /           / /


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

Dated______________________________________________________,  19____


____________________________________________________________________
Signature


____________________________________________________________________
Signature if held jointly


  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                            PAINE WEBBER GROUP INC.

               1285 AVENUE OF THE AMERICAS, NEW YORK, NY  10019


         Please send me an admission card to the Annual Meeting of Stockholders to be held at 10:00 A.M. on Thursday, May 5, 1994 in The Paine Webber Building, Weehawken, New Jersey.


NAME:___________________________________________________________________________
                                     Please Print

STREET:_________________________________________________________________________

CITY AND
 STATE:____________________________________________________ZIP:_________________


        PLEASE RETURN THIS CARD ONLY IF YOU PLAN TO ATTEND THE MEETING.

                                STOCK AWARD PLAN
                               (RESTRICTED STOCK)


         In connection with the Annual Meeting of Paine Webber Group Inc. ("PW") to be held May, 1994 we are enclosing an instruction card relative to shares of PW common stock held by the Custodian for your account under PW's Stock Award Plans. We have also mailed to you in a separate envelope the Notice of Annual Meeting and Proxy Statement and the Annual Report of PW together with a proxy card for shares of PW's common stock held by the Trustee for you under PW's Savings Investment Plan. These shares should be voted separately according to the instructions on each card. Additional copies of the Notice of Annual Meeting and Proxy Statement and the Annual Report are available upon request by writing to the office of the Secretary of PW.